UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07618

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end:     September 30, 2012

Date of reporting period:    September 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Municipal Income Fund II

Arizona Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

September 30, 2012

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 19, 2012

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund II (the “Portfolios”) for the annual reporting period ended September 30, 2012.

Investment Objectives and Policies

The eight Portfolios of this fund, by investing principally in high-yielding, predominantly investment-grade municipal securities, seek to provide their shareholders with the highest level of current income exempt from Federal taxation and state taxation of the respective state that is available without assuming what AllianceBernstein (the “Adviser”) considers to be undue risk. Each of the Portfolios pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax.

Investment Results

The tables on pages 7-14 show performance for each Portfolio compared to its benchmark, the Barclays Capital (“BC”) Municipal Bond Index, which represents the municipal market, for the six- and 12-month periods ended September 30, 2012.

For both periods, Class A shares of the Massachusetts, New Jersey, Pennsylvania and Virginia Portfolios outperformed their benchmark, while all other Portfolios underperformed their benchmark, before sales charges.

During the annual reporting period, the Municipal Bond Investment Team

(the “Team”) continued to focus buying activity on revenue bonds, which has yet to significantly affect the Portfolios’ performance. Nevertheless, this strategy remains a core stance as the Team expects state and local governments to continue to face budgetary challenges. For further explanation on why the Team is favoring revenue bonds, please see the Market Review and Investment Strategy section.

A more detailed description of the contribution to each Portfolio’s relative performance due to security and sector selection versus the benchmark for both the six- and 12-month periods ended September 30, 2012 follows.

Arizona Portfolio – Class A shares of the Arizona Portfolio underperformed the benchmark for both periods, before sales charges. For both periods, yield curve positioning detracted from performance, while security selection benefited performance. For the six-month period, security selection in the leasing and special tax sectors was positive; for the 12-month period, security selection contributed in the special tax and water bond sectors.

Massachusetts Portfolio – Class A shares of the Massachusetts Portfolio outperformed the benchmark for both periods, before sales charges. For the six-month period, yield curve positioning and security selection in the education sector benefited performance, while security selection slightly detracted in the power sector. Yield curve positioning and security selection in the education sector also benefited performance for the 12-month period;

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	1

security selection detracted in the power, healthcare and special tax sectors.

Michigan Portfolio – Class A shares of the Michigan Portfolio underperformed the benchmark for both periods, before sales charges. For both periods, yield curve positioning and security selection in the housing sector were beneficial while an overweight to pre-refunded bonds detracted.

Minnesota Portfolio – Class A shares of the Minnesota Portfolio underperformed the benchmark for both periods, before sales charges. Yield curve positioning detracted for both periods. For the six-month period, security selection contributed in the power and education sectors. For the 12-month period, security selection in the power and education sectors contributed, and security selection in the healthcare sector detracted.

New Jersey Portfolio – Class A shares of the New Jersey Portfolio outperformed the benchmark for both periods, before sales charges. For the six-month period, yield curve positioning benefited performance; security selection in the water and healthcare sectors also contributed. For the 12-month period, security selection contributed in the water sector, and detracted in the power, healthcare and local general obligation sectors.

Ohio Portfolio – Class A shares of the Ohio Portfolio underperformed the benchmark for both periods, before sales charges. For the six-month period, yield curve positioning and an overweight to prerefunded bonds detracted.

For the 12-month period, security selection in the education and special tax sectors contributed while yield curve positioning and security selection in the industrial revenue bond and healthcare sectors detracted.

Pennsylvania Portfolio – Class A shares of the Pennsylvania Portfolio outperformed the benchmark for both periods, before sales charges. For both periods, yield curve positioning and security selection in the industrial sector benefited performance; while security selection detracted in the healthcare sector.

Virginia Portfolio – Class A shares of the Virginia Portfolio outperformed the benchmark for both periods, before sales charges. Yield curve positioning benefited performance for both periods. For the six-month period, security selection in the transportation and education sectors contributed, while detracting in the lease-backed sector. For the 12-month period, security selection contributed in the transportation and housing sectors, and detracted in the leasing and local general obligation sector.

With the exception of the Pennsylvania Portfolio, all Portfolios utilized interest rate swaps for hedging purposes during the six- and 12- month periods ended September 30, 2012, and this had an immaterial effect on performance.

Market Review and Investment Strategy

The municipal bond market rallied over both the six- and 12-month periods ended September 30, 2012, in response

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

to slow economic growth and increasingly accommodative monetary policy; the Federal Reserve has said it would likely keep short-term interest rates low through at least the summer of 2015, continue “Operation Twist” through year-end, (which entails monthly purchases of $45 billion in long-term Treasury bonds), and begin “QE3” by purchasing an additional $40 billion per month in mortgage-backed securities to support the housing market. Strong investor demand, coupled with declining supply also pushed municipal bond prices higher. Net flows into municipal funds were positive throughout the 12-month period while the volume of outstanding municipal bonds continued to shrink as issuers’ primary focus was to refinance outstanding debt at lower interest rates.

Compensation for public employees has been in the headlines as governments look to balance their budgets in a slow-growth environment. State and local government revenues rise and fall with the economy. State revenue collections are just now recovering from the 2008 recession, while local government collections are still under pressure due to their greater dependence on property tax revenues. In addition, poor investment returns and reduced annual contributions have left many pension plans underfunded, causing state and local governments to increase their required pension contributions instead of spending on other goods and services. For all these reasons, in the Team’s view, state and local governments are more vulnerable to an economic downturn than normal at this point in a recovery.

To reduce this vulnerability in the Portfolios, the Team has limited holdings of state and local government bonds and instead has been favoring essential purpose revenue and dedicated tax-backed bonds. The Team believes these bonds are less economically sensitive and are well-insulated from the current financial challenges of state and local governments.

The large U.S. federal deficit and accumulating debt has given rise to talk of possible tax reform. The value of municipal bonds is partly determined by the value of their tax-exemption. An increase in tax rates could increase this value, while a limit on the municipal bonds’ tax-exemption could reduce their value. The Portfolios’ most effective defense against this uncertainty is through limiting the Portfolios’ exposure to long-maturity bonds that would be most affected by changes in the tax code.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	3

municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2012, the Portfolios’ percentages of total investments in insured bonds and in insured bonds that have been prerefunded are as follows:

Portfolio	Insured Bonds*	Prerefunded/ ETM** Bonds
Arizona	19.06%	0.00%
Massachusetts	7.55%	1.49%
Michigan	9.03%	0.00%
Minnesota	21.24%	0.94%
New Jersey	26.93%	8.77%
Ohio	16.43%	14.46%
Pennsylvania	17.45%	7.53%
Virginia	7.07%	2.97%

*	Breakdowns expressed as a percentage of investments in municipal bonds.

**	Escrowed to maturity.

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The generally investment-grade underlying credit quality of the insured municipal security may reduce the risk of a significant reduction in the value of the insured municipal security.

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged BC Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invests more of its assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolios have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Disclosures and Risks

ARIZONA PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2012	NAV Returns
	6 Months	12 Months
Arizona Portfolio
Class A	4.07%	8.27%

Class B*	3.72%	7.54%

Class C	3.71%	7.54%

BC Municipal Bond Index	4.24%	8.32%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/02 TO 9/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Arizona Portfolio Class A shares (from 9/30/02 to 9/30/12) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	7

Historical Performance

MASSACHUSETTS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2012	NAV Returns
	6 Months	12 Months
Massachusetts Portfolio
Class A	4.53%	8.98%

Class B*	4.18%	8.34%

Class C	4.18%	8.24%

BC Municipal Bond Index	4.24%	8.32%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/02 TO 9/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Massachusetts Portfolio Class A shares (from 9/30/02 to 9/30/12) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

MICHIGAN PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2012	NAV Returns
	6 Months	12 Months
Michigan Portfolio
Class A	3.47%	6.33%

Class B*	3.03%	5.52%

Class C	3.12%	5.51%

BC Municipal Bond Index	4.24%	8.32%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/02 TO 9/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Michigan Portfolio Class A shares (from 9/30/02 to 9/30/12) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	9

Historical Performance

MINNESOTA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2012	NAV Returns
	6 Months	12 Months
Minnesota Portfolio
Class A	3.48%	7.17%

Class B*	3.03%	6.33%

Class C	3.12%	6.41%

BC Municipal Bond Index	4.24%	8.32%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/02 TO 9/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Minnesota Portfolio Class A shares (from 9/30/02 to 9/30/12) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

NEW JERSEY PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2012	NAV Returns
	6 Months	12 Months
New Jersey Portfolio
Class A	4.58%	9.29%

Class B*	4.21%	8.53%

Class C	4.21%	8.52%

BC Municipal Bond Index	4.24%	8.32%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/02 TO 9/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II New Jersey Portfolio Class A shares (from 9/30/02 to 9/30/12) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	11

Historical Performance

OHIO PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2012	NAV Returns
	6 Months	12 Months
Ohio Portfolio
Class A	3.81%	7.47%

Class B*	3.45%	6.74%

Class C	3.55%	6.83%

BC Municipal Bond Index	4.24%	8.32%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/02 TO 9/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Ohio Portfolio Class A shares (from 9/30/02 to 9/30/12) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2012	NAV Returns
	6 Months	12 Months
Pennsylvania Portfolio
Class A	4.64%	8.74%

Class B*	4.28%	7.99%

Class C	4.28%	7.88%

BC Municipal Bond Index	4.24%	8.32%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/02 TO 9/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Pennsylvania Portfolio Class A shares (from 9/30/02 to 9/30/12) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	13

Historical Performance

VIRGINIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2012	NAV Returns
	6 Months	12 Months
Virginia Portfolio
Class A	4.98%	8.55%

Class B*	4.63%	7.83%

Class C	4.72%	7.91%

BC Municipal Bond Index	4.24%	8.32%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/02 TO 9/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Virginia Portfolio Class A shares (from 9/30/02 to 9/30/12) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

ARIZONA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2012
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			2.18%	3.51%
1 Year	8.27%	5.01%
5 Years	5.25%	4.61%
10 Years	4.76%	4.44%

Class B Shares			1.54%	2.48%
1 Year	7.54%	4.54%
5 Years	4.53%	4.53%
10 Years(a)	4.32%	4.32%

Class C Shares			1.55%	2.50%
1 Year	7.54%	6.54%
5 Years	4.53%	4.53%
10 Years	4.04%	4.04%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	5.01%
5 Years	4.61%
10 Years	4.44%

Class B Shares
1 Year	4.54%
5 Years	4.53%
10 Years(a)	4.32%

Class C Shares
1 Year	6.54%
5 Years	4.53%
10 Years	4.04%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.95%, 1.67%, and 1.66% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.78%, 1.48% and 1.48% for Class A, Class B and Class C shares, respectively. These waivers/ reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2012.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	15

Historical Performance

MASSACHUSETTS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2012
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			1.92%	3.12%
1 Year	8.98%	5.70%
5 Years	5.85%	5.22%
10 Years	4.95%	4.63%

Class B Shares			1.28%	2.08%
1 Year	8.34%	5.34%
5 Years	5.14%	5.14%
10 Years(a)	4.52%	4.52%

Class C Shares			1.29%	2.10%
1 Year	8.24%	7.24%
5 Years	5.13%	5.13%
10 Years	4.24%	4.24%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	5.70%
5 Years	5.22%
10 Years	4.63%

Class B Shares
1 Year	5.34%
5 Years	5.14%
10 Years(a)	4.52%

Class C Shares
1 Year	7.24%
5 Years	5.13%
10 Years	4.24%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.89%, 1.61%, and 1.60% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.82%, 1.52% and 1.52% for Class A, Class B and Class C shares, respectively. These waivers/ reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2012.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

MICHIGAN PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2012
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			2.18%	3.51%
1 Year	6.33%	3.17%
5 Years	4.59%	3.96%
10 Years	4.35%	4.03%

Class B Shares			1.53%	2.46%
1 Year	5.52%	2.52%
5 Years	3.86%	3.86%
10 Years(a)	3.92%	3.92%

Class C Shares			1.55%	2.49%
1 Year	5.51%	4.51%
5 Years	3.86%	3.86%
10 Years	3.63%	3.63%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	3.17%
5 Years	3.96%
10 Years	4.03%

Class B Shares
1 Year	2.52%
5 Years	3.86%
10 Years(a)	3.92%

Class C Shares
1 Year	4.51%
5 Years	3.86%
10 Years	3.63%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.09%, 1.80%, and 1.79% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 1.01%, 1.71% and 1.71% for Class A, Class B and Class C shares, respectively. These waivers/ reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2012.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	17

Historical Performance

MINNESOTA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2012
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			1.48%	2.47%
1 Year	7.17%	3.96%
5 Years	5.04%	4.41%
10 Years	4.42%	4.10%

Class B Shares			0.83%	1.39%
1 Year	6.33%	3.33%
5 Years	4.30%	4.30%
10 Years(a)	3.99%	3.99%

Class C Shares			0.83%	1.39%
1 Year	6.41%	5.41%
5 Years	4.31%	4.31%
10 Years	3.69%	3.69%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	3.96%
5 Years	4.41%
10 Years	4.10%

Class B Shares
1 Year	3.33%
5 Years	4.30%
10 Years(a)	3.99%

Class C Shares
1 Year	5.41%
5 Years	4.31%
10 Years	3.69%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.02%, 1.90%, and 1.73% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.90%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively. These waivers/ reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2012.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

NEW JERSEY PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2012
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			1.91%	3.29%
1 Year	9.29%	6.02%
5 Years	5.21%	4.57%
10 Years	4.57%	4.26%

Class B Shares			1.26%	2.17%
1 Year	8.53%	5.53%
5 Years	4.48%	4.48%
10 Years(a)	4.12%	4.12%

Class C Shares			1.27%	2.19%
1 Year	8.52%	7.52%
5 Years	4.50%	4.50%
10 Years	3.84%	3.84%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	6.02%
5 Years	4.57%
10 Years	4.26%

Class B Shares
1 Year	5.53%
5 Years	4.48%
10 Years(a)	4.12%

Class C Shares
1 Year	7.52%
5 Years	4.50%
10 Years	3.84%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.97%, 1.68%, and 1.67% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.87%, 1.57% and 1.57% for Class A, Class B and Class C shares, respectively. These waivers/ reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2012.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	19

Historical Performance

OHIO PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2012
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			1.69%	2.76%
1 Year	7.47%	4.20%
5 Years	5.01%	4.38%
10 Years	4.74%	4.42%

Class B Shares			1.04%	1.70%
1 Year	6.74%	3.74%
5 Years	4.29%	4.29%
10 Years(a)	4.29%	4.29%

Class C Shares			1.05%	1.72%
1 Year	6.83%	5.83%
5 Years	4.29%	4.29%
10 Years	4.01%	4.01%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	4.20%
5 Years	4.38%
10 Years	4.42%

Class B Shares
1 Year	3.74%
5 Years	4.29%
10 Years(a)	4.29%

Class C Shares
1 Year	5.83%
5 Years	4.29%
10 Years	4.01%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.96%, 1.68%, and 1.66% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85%, 1.55% and 1.55% for Class A, Class B and Class C shares, respectively. These waivers/ reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2012.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2012
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			1.74%	2.76%
1 Year	8.74%	5.50%
5 Years	5.17%	4.54%
10 Years	4.64%	4.32%

Class B Shares			1.09%	1.73%
1 Year	7.99%	4.99%
5 Years	4.44%	4.44%
10 Years(a)	4.20%	4.20%

Class C Shares			1.10%	1.75%
1 Year	7.88%	6.88%
5 Years	4.44%	4.44%
10 Years	3.91%	3.91%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	5.50%
5 Years	4.54%
10 Years	4.32%

Class B Shares
1 Year	4.99%
5 Years	4.44%
10 Years(a)	4.20%

Class C Shares
1 Year	6.88%
5 Years	4.44%
10 Years	3.91%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.00%, 1.72%, and 1.71% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.95%, 1.65% and 1.65% for Class A, Class B and Class C shares, respectively. These waivers/ reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2012.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	21

Historical Performance

VIRGINIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2012
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			1.67%	2.73%
1 Year	8.55%	5.33%
5 Years	5.87%	5.23%
10 Years	5.15%	4.83%

Class B Shares			1.03%	1.68%
1 Year	7.83%	4.83%
5 Years	5.16%	5.16%
10 Years(a)	4.71%	4.71%

Class C Shares			1.04%	1.70%
1 Year	7.91%	6.91%
5 Years	5.15%	5.15%
10 Years	4.43%	4.43%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	5.33%
5 Years	5.23%
10 Years	4.83%

Class B Shares
1 Year	4.83%
5 Years	5.16%
10 Years(a)	4.71%

Class C Shares
1 Year	6.91%
5 Years	5.15%
10 Years	4.43%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.91%, 1.63%, and 1.61% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.72%, 1.42% and 1.42% for Class A, Class B and Class C shares, respectively. These waivers/ reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2012.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Arizona Portfolio

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,040.70	$4.03	0.79%
Hypothetical**	$1,000	$1,021.05	$3.99	0.79%
Class B
Actual	$1,000	$1,037.20	$7.59	1.49%
Hypothetical**	$1,000	$1,017.55	$7.52	1.49%
Class C
Actual	$1,000	$1,037.10	$7.59	1.49%
Hypothetical**	$1,000	$1,017.55	$7.52	1.49%

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	23

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Massachusetts Portfolio

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,045.30	$4.19	0.82%
Hypothetical**	$1,000	$1,020.90	$4.14	0.82%
Class B
Actual	$1,000	$1,041.80	$7.76	1.52%
Hypothetical**	$1,000	$1,017.40	$7.67	1.52%
Class C
Actual	$1,000	$1,041.80	$7.76	1.52%
Hypothetical**	$1,000	$1,017.40	$7.67	1.52%

Michigan Portfolio

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,034.70	$5.19	1.02%
Hypothetical**	$1,000	$1,019.90	$5.15	1.02%
Class B
Actual	$1,000	$1,030.30	$8.73	1.72%
Hypothetical**	$1,000	$1,016.40	$8.67	1.72%
Class C
Actual	$1,000	$1,031.20	$8.73	1.72%
Hypothetical**	$1,000	$1,016.40	$8.67	1.72%

Minnesota Portfolio

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,034.80	$4.68	0.92%
Hypothetical**	$1,000	$1,020.40	$4.65	0.92%
Class B
Actual	$1,000	$1,030.30	$8.22	1.62%
Hypothetical**	$1,000	$1,016.90	$8.17	1.62%
Class C
Actual	$1,000	$1,031.20	$8.23	1.62%
Hypothetical**	$1,000	$1,016.90	$8.17	1.62%

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

New Jersey Portfolio

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,045.80	$4.45	0.87%
Hypothetical**	$1,000	$1,020.65	$4.39	0.87%
Class B
Actual	$1,000	$1,042.10	$8.02	1.57%
Hypothetical**	$1,000	$1,017.15	$7.92	1.57%
Class C
Actual	$1,000	$1,042.10	$8.02	1.57%
Hypothetical**	$1,000	$1,017.15	$7.92	1.57%

Ohio Portfolio

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,038.10	$4.38	0.86%
Hypothetical**	$1,000	$1,020.70	$4.34	0.86%
Class B
Actual	$1,000	$1,034.50	$7.93	1.56%
Hypothetical**	$1,000	$1,017.20	$7.87	1.56%
Class C
Actual	$1,000	$1,035.50	$7.94	1.56%
Hypothetical**	$1,000	$1,017.20	$7.87	1.56%

Pennsylvania Portfolio

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,046.40	$4.86	0.95%
Hypothetical**	$1,000	$1,020.25	$4.80	0.95%
Class B
Actual	$1,000	$1,042.80	$8.43	1.65%
Hypothetical**	$1,000	$1,016.75	$8.32	1.65%
Class C
Actual	$1,000	$1,042.80	$8.43	1.65%
Hypothetical**	$1,000	$1,016.75	$8.32	1.65%

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	25

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Virginia Portfolio

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,049.80	$3.69	0.72%
Hypothetical**	$1,000	$1,021.40	$3.64	0.72%
Class B
Actual	$1,000	$1,046.30	$7.26	1.42%
Hypothetical**	$1,000	$1,017.90	$7.16	1.42%
Class C
Actual	$1,000	$1,047.20	$7.27	1.42%
Hypothetical**	$1,000	$1,017.90	$7.16	1.42%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Fund Expenses

BOND RATING SUMMARY*

September 30, 2012 (unaudited)

*	All data are as of September 30, 2012. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	27

Bond Rating Summary

BOND RATING SUMMARY*

September 30, 2012 (unaudited)

*	All data are as of September 30, 2012. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. Each Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Bond Rating Summary

BOND RATING SUMMARY*

September 30, 2012 (unaudited)

*	All data are as of September 30, 2012. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. Each Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	29

Bond Rating Summary

BOND RATING SUMMARY*

September 30, 2012 (unaudited)

*	All data are as of September 30, 2012. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Bond Rating Summary

ARIZONA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2012

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.4%
Long-Term Municipal Bonds – 98.4%
Arizona – 72.3%
Arizona Brd of Regents (Univ of Arizona COP) Series 2012C 5.00%, 6/01/29	$3,400	$3,926,422
Arizona COP AGM Series 2008A 5.00%, 9/01/24	6,000	6,703,080
Arizona Dept of Admin Svc (Arizona Lottery) AGM Series 2010A 5.00%, 7/01/28	6,000	6,746,760
Arizona Game & Fish Dept 5.00%, 7/01/26	1,000	1,061,180
Arizona Hlth Fac Auth (Blood Systems, Inc.) Series 04 5.00%, 4/01/19	750	789,218
Arizona Hlth Fac Auth (Catholic Healthcare West) Series 2009 D 5.00%, 7/01/28	1,000	1,102,630
Arizona St Univ (Arizona State Univ COP Rsch Infra) AMBAC Series 05A 5.00%, 9/01/23	2,000	2,163,640
Arizona St West Campus Hsg AMBAC Series 05 5.00%, 7/01/30	2,200	2,226,246
Arizona Trnsp Brd Hwy Series 04B 5.00%, 7/01/24	4,300	4,603,623
Series 2011A 5.25%, 7/01/29	1,500	1,818,210
Arizona Wtr Infra Fin Auth Series 06A 5.00%, 10/01/24 (Pre-refunded/ETM)	4,000	4,719,680
Arizona Wtr Infra Fin Auth (Arizona SRF) Series 2012A 5.00%, 10/01/25	1,000	1,252,020
City of Tucson 5.00%, 7/01/28-7/01/29	2,360	2,774,185
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	405	364,933

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	31

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Downtown Phoenix Hotel Corp AZ FGIC Series 2005A 5.00%, 7/01/29	$1,400	$1,410,724
Estrella Mtn CFD AZ Desert Vlg 7.375%, 7/01/27	1,042	1,052,972
Estrella Mtn CFD AZ Golf Vlg Series 01A 7.875%, 7/01/25	2,130	2,133,365
Glendale AZ Wtr & Swr 5.00%, 7/01/28	2,000	2,369,140
Goodyear AZ IDA (Litchfield Park Svc Co.) Series 99 5.95%, 10/01/23	3,160	3,161,706
Greater AZ Dev Auth NPFGC Series 05A 5.00%, 8/01/21	1,600	1,719,392
NPFGC Series 05B 5.00%, 8/01/25	4,320	4,615,402
Hassayampa CFD #2 AZ (Hassayampa CFD #2 AZ Forst Rdg) Series 00 7.50%, 7/01/24	455	455,837
Hassayampa CFD AZ Series 96 7.75%, 7/01/21	1,540	1,556,447
Maricopa Cnty AZ USD #89 GO 6.25%, 7/01/26	3,700	4,329,999
Mohave Cnty AZ IDA (Mohave Correctional Fac Prog) 8.00%, 5/01/25	2,000	2,480,800
Nogales AZ Mun Dev Auth Lease (Nogales AZ Lease Mun Dev Auth) AMBAC Series 05 5.00%, 6/01/27	1,000	1,043,710
Northern Arizona Univ COP (No Arizona Univ COP Rsch Fac) AMBAC Series 04 5.125%, 9/01/21-9/01/24	7,140	7,397,450
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) 5.00%, 7/01/26	4,080	4,638,878
Series 2010A 5.00%, 7/01/31	2,000	2,240,740
Phoenix AZ Civic Impt Corp. (Phoenix AZ Transit Excise Tax) NPFGC-RE Series 05A 5.00%, 7/01/23	5,500	6,003,140

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Phoenix AZ IDA (Great Hearts Academies) 6.00%, 7/01/32	$250	$260,498
Phoenix AZ IDA (Phoenix AZ Lease – Capitol Mall) AMBAC 5.00%, 9/15/25	5,935	6,160,411
Pima Cnty AZ IDA (American Charter Sch Fdntn) Series 2007A 5.50%, 7/01/26	1,000	1,000,320
Pima Cnty AZ IDA (Horizon Learning Ctr) Series 05 5.125%, 6/01/20	1,500	1,506,885
Pima Cnty AZ Swr Series 2011B 5.00%, 7/01/26	1,000	1,182,310
AGM 5.00%, 7/01/25	2,000	2,384,120
Pima County Regional Transportation Auth 5.00%, 6/01/26	3,000	3,557,610
Pinal Cnty AZ COP Series 04 5.00%, 12/01/24	2,000	2,114,880
Pinal Cnty AZ IDA (Florence West Prison Proj) ACA Series 06A 5.25%, 10/01/22	1,400	1,454,586
Queen Creek AZ ID #1 5.00%, 1/01/26	600	601,302
Salt River Proj Agric Impt & Pwr Dist AZ Series A 5.00%, 1/01/29	3,400	3,935,296
Salt Verde Fin Corp. Gas (Citigroup, Inc.) 5.25%, 12/01/22-12/01/23	1,165	1,294,915
Series 2007 5.00%, 12/01/37	1,000	1,092,300
Scottsdale AZ IDA (Scottsdale Healthcare) 5.00%, 9/01/23	1,500	1,640,940
AGM 5.00%, 9/01/35	1,500	1,658,640
Show Low AZ ID #6 ACA Series 00 6.00%, 1/01/18	745	746,572
Stoneridge CFD AZ Series 01 6.75%, 7/15/26	1,650	1,612,248

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	33

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sundance AZ CFD #1 Series 02 7.75%, 7/01/22	$1,101	$1,101,562
Tempe AZ Excise Tax 5.00%, 7/01/24 (Pre-refunded/ETM)	1,035	1,166,331
Tucson AZ Arpt Auth AMBAC Series 01 5.35%, 6/01/31	6,475	6,482,900
Tucson AZ IDA (Univ of AZ/Marshall Foundation) AMBAC Series 02A 5.00%, 7/15/32	1,000	1,000,890

		128,817,045

California – 3.4%
California Statewide CDA (Enloe Med Ctr) 6.25%, 8/15/28	2,155	2,470,427
Series 2008A 5.375%, 8/15/20	740	833,025
Vista CA USD GO 5.00%, 8/01/28(a)	2,290	2,685,758

		5,989,210

District of Columbia – 1.4%
District of Columbia Tax Incr 5.25%, 12/01/26	2,040	2,507,752

Florida – 0.5%
Double Branch CDD FL Series 02A 6.70%, 5/01/34	905	915,833

Illinois – 2.9%
Chicago IL Wtr 5.00%, 11/01/28	2,000	2,383,980
Cook Cnty IL Forest Preserve Dist Series 2012C 5.00%, 12/15/32	2,360	2,724,502

		5,108,482

Minnesota – 0.5%
Tobacco Securitization Auth MN 5.25%, 3/01/31	825	923,035

New York – 1.9%
New York St Dormitory Auth (State Univ of New York) Series 2012A 5.00%, 7/01/29-7/01/31	2,000	2,392,720

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Suffolk Cnty NY EDA (Catholic Hlth Svcs of Long Island) 5.00%, 7/01/28	$820	$931,766

		3,324,486

Puerto Rico – 13.7%
Puerto Rico Conv Ctr Dist Auth (Puerto Rico Hotel Occupancy Tax) AMBAC Series 06A 5.00%, 7/01/18	6,000	6,354,060
Puerto Rico Elec Pwr Auth 5.00%, 7/01/20-7/01/22	6,400	6,847,642
Puerto Rico GO 5.25%, 7/01/23	575	602,174
Series 01A 5.50%, 7/01/19	500	551,060
Series 03A 5.25%, 7/01/23 (Pre-refunded/ETM)	500	518,540
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	540,600
Puerto Rico HFA MFHR 5.00%, 12/01/17 (Pre-refunded/ETM)	3,015	3,180,192
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/17	1,855	1,933,151
5.125%, 12/01/27	385	421,171
Puerto Rico Ind Tour Ed Med Envrn Auth (Ascension Health) Series 00A 6.125%, 11/15/30	1,500	1,506,240
Univ of Puerto Rico 5.00%, 6/01/18	1,855	1,955,634

		24,410,464

Texas – 1.8%
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	840	1,026,329
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	420	505,214
Texas Turnpike Auth (Central Texas Turnpike) AMBAC Series 02A 5.50%, 8/15/39	1,750	1,755,827

		3,287,370

Total Municipal Obligations (cost $165,163,273)		175,283,677

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	35

Arizona Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.8%
Investment Companies – 1.8%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.14%(b) (cost $3,190,809)	3,190,809	$3,190,809

Total Investments – 100.2% (cost $168,354,082)		178,474,486
Other assets less liabilities – (0.2)%		(309,559)

Net Assets – 100.0%		$178,164,927

(a)	When-Issued or delayed delivery security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2012, the Fund held 38.2% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA	– ACA Financial Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
CDD	– Community Development District
CFD	– Community Facilities District
COP	– Certificate of Participation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
HFA	– Housing Finance Authority
ID	– Improvement District
IDA	– Industrial Development Authority/Agency
MFHR	– Multi-Family Housing Revenue
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
SRF	– State Revolving Fund
USD	– Unified School District

See notes to financial statements.

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

MASSACHUSETTS PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2012

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.1%
Long-Term Municipal Bonds – 97.1%
Massachusetts – 73.1%
Boston MA Wtr & Swr Comm 5.00%, 11/01/26	$2,000	$2,350,540
Series 2010A 5.00%, 11/01/29-11/01/30	5,000	5,862,850
Fall River MA GO AGM 5.00%, 7/15/28	5,085	5,765,373
Massachusetts Bay Trnsp Auth Series 04A 5.25%, 7/01/21 (Pre-refunded/ETM)	2,000	2,172,840
Massachusetts Bay Trnsp Auth (Massachusetts Bay Trnsp Auth Sales Tax) 5.00%, 7/01/28	1,025	1,218,664
Series B 5.00%, 7/01/29	645	762,351
Massachusetts College Bldg Auth AMBAC 5.00%, 5/01/23 (Pre-refunded/ETM)	2,635	3,056,969
Massachusetts Dev Fin Agy (Bentley Univ) 5.00%, 7/01/28	4,500	4,957,425
Massachusetts Dev Fin Agy (Berkshire Health Sys) Series 2012G 5.00%, 10/01/30-10/01/31	3,970	4,446,041
Massachusetts Dev Fin Agy (Boston College) 5.00%, 7/01/31	3,250	3,764,182
Massachusetts Dev Fin Agy (Boston University) 5.00%, 10/01/29	3,300	3,706,989
Massachusetts Dev Fin Agy (Brandeis Univ) 5.00%, 10/01/26-10/01/27	3,300	3,648,154
Series O-2 5.00%, 10/01/28	3,500	3,905,965
Massachusetts Dev Fin Agy (Deerfield Academy) 5.00%, 10/01/30-10/01/40	7,615	8,939,042
Massachusetts Dev Fin Agy (Massachusetts Clg of Pharmacy) AGC Series 2005D 5.00%, 7/01/24	3,500	3,707,620

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	37

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Dev Fin Agy (Merrimack College) Series 2012A 5.00%, 7/01/27	$1,720	$1,891,088
Massachusetts Dev Fin Agy (Phillips Academy) 5.00%, 9/01/21-9/01/22	6,000	7,151,820
Massachusetts Dev Fin Agy (Sterling & Francine Clark Art Institute) 5.00%, 7/01/31	7,000	8,222,410
Massachusetts Dev Fin Agy (Whitehead Institute) 5.00%, 6/01/26	1,710	2,026,384
Series 2011A 5.00%, 6/01/27-6/01/28	3,225	3,794,215
Massachusetts DOT Met Hwy Sys Series 2010B 5.00%, 1/01/26	6,900	7,859,721
Massachusetts GO Series 02C 5.25%, 11/01/30 (Pre-refunded/ETM)	3,075	3,087,146
Series 2008A 5.00%, 9/01/28	2,800	3,281,404
AGM Series 2005A 5.00%, 3/01/17	5,000	5,536,000
Massachusetts Hlth & Ed Facs Auth (Berklee College of Music) Series 2007A 5.00%, 10/01/32	5,000	5,429,200
Massachusetts Hlth & Ed Facs Auth (Cape Cod Healthcare) RADIAN Series 01C 5.25%, 11/15/31	2,600	2,627,872
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) 5.375%, 7/01/25	3,000	3,391,860
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) 5.25%, 11/15/23	2,000	2,492,340
Series 2010A 5.00%, 12/15/30	5,000	5,960,400
Series A 5.00%, 12/15/27	2,150	2,599,673
Massachusetts Hlth & Ed Facs Auth (Mass Eye & Ear Infirmary) Series 2010C 5.375%, 7/01/35	1,005	1,082,998

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Hlth & Ed Facs Auth (Massachusetts Inst of Tech) 5.75%, 7/01/26	$6,500	$8,235,955
Massachusetts Hlth & Ed Facs Auth (Milford Reg Med Ctr) 5.00%, 7/15/22	1,220	1,288,332
Massachusetts Hlth & Ed Facs Auth (Northeastern Univ) 5.00%, 10/01/28	2,025	2,335,858
Series 2010A 5.00%, 10/01/29	5,000	5,732,900
Massachusetts Hlth & Ed Facs Auth (Partners Healthcare Sys) 5.00%, 7/01/27	2,000	2,214,760
5.25%, 7/01/29	2,500	2,883,900
Massachusetts Hlth & Ed Facs Auth (Sterling & Francine Clark Art Institute) 5.00%, 7/01/30	3,860	4,499,988
Massachusetts Hlth & Ed Facs Auth (Suffolk Univ) 6.00%, 7/01/24	2,000	2,309,620
Massachusetts Hlth & Ed Facs Auth (Williams College) Series 2007
5.00%, 7/01/31	5,360	5,935,128
Massachusetts Hlth & Ed Facs Auth (Winchester Medical Center) 5.25%, 7/01/38	2,500	2,725,325
Massachusetts Hlth & Ed Facs Auth (Woods Hole Oceanographic) 5.25%, 6/01/26	1,905	2,188,559
5.375%, 6/01/27	3,060	3,519,857
Massachusetts Port Auth 5.00%, 7/01/32	1,430	1,693,935
Series 2010B 5.00%, 7/01/34	2,750	3,143,772
Massachusetts Port Auth (US Airways) NPFGC Series 96A 5.875%, 9/01/23	2,000	2,007,980
Massachusetts Sch Bldg Auth (Massachusetts Sch Sales Tax) Series 2011-B 5.00%, 10/15/32	3,720	4,441,234
NPFGC Series 05A 5.00%, 8/15/19	7,000	7,850,570

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	39

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Spl Obl (Massachusetts Gas Tax) AGM Series 2005A 2.531%, 6/01/20(a)	$2,000	$2,150,360
5.00%, 6/01/23	1,500	1,633,545
Massachusetts Wtr Poll Abatmnt (Massachusetts Srf) 5.00%, 8/01/20-8/01/25	6,125	7,233,545
Massachusetts Wtr Res Auth Series 2011B 5.00%, 8/01/26-8/01/29	6,755	8,198,707
Metropolitan Boston Trnsp Pkg Corp. MA 5.00%, 7/01/27	6,000	6,961,740
Springfield MA GO AGM 5.00%, 8/01/19	3,000	3,418,050
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) 5.00%, 5/01/26-5/01/27	6,000	6,712,119

		224,015,275

Arizona – 2.6%
Arizona Sports & Tourism Auth Series 2012A 5.00%, 7/01/29	4,065	4,643,937
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	345	310,869
Goodyear AZ IDA (Litchfield Park Svc Co.) Series 01 6.75%, 10/01/31	1,160	1,160,650
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	660	720,918
Stoneridge CFD AZ Series 01 6.75%, 7/15/26	1,265	1,236,057

		8,072,431

California – 1.6%
California Statewide CDA (Enloe Med Ctr) 6.25%, 8/15/28	1,055	1,209,420
Series 2008A 5.50%, 8/15/23	360	400,090
Southern CA Pub Pwr Auth 5.00%, 7/01/23	2,800	3,251,444

		4,860,954

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia – 3.4%
District of Columbia (Howard Univ) Series 2011A 6.25%, 10/01/32	$5,300	$6,384,592
District of Columbia Tax Incr 5.25%, 12/01/26	3,230	3,970,607

		10,355,199

Florida – 0.5%
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	1,750	1,682,100

Georgia – 0.2%
Atlanta GA Tax Allocation (Eastside Proj) Series 05B 5.60%, 1/01/30	500	538,085

Illinois – 0.4%
Bolingbrook IL Sales Tax 6.25%, 1/01/24	500	318,890
Illinois Railsplitter Tobacco Set Auth 6.00%, 6/01/28	325	380,467
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	370	380,941

		1,080,298

Kansas – 1.0%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Util Sys) Series 2012A 5.00%, 9/01/27-9/01/28	2,665	3,145,916

Michigan – 0.6%
Michigan Pub Pwr Agy Series 2012A 5.00%, 1/01/32	1,605	1,755,180

Minnesota – 0.5%
Tobacco Securitization Auth MN
5.25%, 3/01/31	1,365	1,527,203

Nevada – 0.2%
Nevada GO NPFGC-RE Series 2007B 5.00%, 12/01/25	620	700,687

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	41

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York – 2.7%
Metropolitan Trnsp Auth NY Series 2011D 5.00%, 11/15/28	$6,065	$7,068,151
New York NY GO Series 06 5.00%, 6/01/22	1,085	1,233,905

		8,302,056

Ohio – 1.3%
Cleveland OH Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	3,450	3,919,027

Puerto Rico – 7.3%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/18	850	928,157
Series 08WW 5.375%, 7/01/23	2,065	2,255,806
Series 2010 ZZ 5.25%, 7/01/24	3,000	3,204,180
Puerto Rico GO Series 01A 5.50%, 7/01/19	500	551,060
Series 06A 5.25%, 7/01/22	500	531,155
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	540,600
Puerto Rico HFA MFHR 5.00%, 12/01/20 (Pre-refunded/ETM)	1,045	1,102,256
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/20	695	715,225
5.125%, 12/01/27	1,965	2,149,612
Puerto Rico Hwy & Trnsp Auth Series 2003G 5.25%, 7/01/14 (Pre-refunded/ETM)	3,355	3,479,403
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) FGIC Series 03G 5.25%, 7/01/14	4,410	4,524,880
FGIC Series 2003G 5.25%, 7/01/14	870	892,664
Puerto Rico Mun Fin Agy Series 05A 5.25%, 8/01/23	275	286,105

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Univ of Puerto Rico Series 06Q 5.00%, 6/01/19	$1,025	$1,082,051

		22,243,154

Texas – 0.6%
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project)
7.00%, 6/30/40	1,090	1,331,784
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project)
6.875%, 12/31/39	545	655,575

		1,987,359

Virginia – 0.3%
Virginia Small Business Fin Auth (95 Express Lanes LLC Proj)
5.00%, 7/01/34	1,000	1,051,310

Washington – 0.5%
Washington St GO
AGM
5.00%, 7/01/28 (Pre-refunded/ETM)	1,245	1,401,148

Wisconsin – 0.3%
Oneida Tribe of Indians WS Retail Sales
6.50%, 2/01/31(b)	750	849,285

Total Municipal Obligations (cost $270,885,829)		297,486,667

	Shares
SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.14%(c) (cost $2,421,607)	2,421,607	2,421,607

Total Investments – 97.9% (cost $273,307,436)		299,908,274
Other assets less liabilities – 2.1%		6,474,549

Net Assets – 100.0%		$306,382,823

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	43

Massachusetts Portfolio—Portfolio of Investments

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank NA	$8,000	12/1/17	SIFMA	*	3.792%	$1,317,248
Merrill Lynch Capital Services Inc.	5,100	10/1/16	SIFMA	*	4.147%	806,433

						$2,123,681

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Variable rate coupon, rate shown as of September 30, 2012.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the market value of this security amounted to $849,285 or 0.3% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2012, the Fund held 14.8% of net assets in insured bonds (of this amount 9.8% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
CDD	– Community Development District
CFD	– Community Facilities District
DOT	– Department of Transportation
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
HFA	– Housing Finance Authority
IDA	– Industrial Development Authority/Agency
MFHR	– Multi-Family Housing Revenue
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
RADIAN	– Radian Asset Assurance Inc.
SSA	– Special Services Area

See notes to financial statements.

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

MICHIGAN PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2012

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.4%
Long-Term Municipal Bonds – 98.4%
Michigan – 69.2%
Allen Park MI Pub SD GO Series 03 5.00%, 5/01/16 (Pre-refunded/ETM)	$2,635	$2,707,831
5.00%, 5/01/17 (Pre-refunded/ETM)	2,300	2,363,572
5.00%, 5/01/18 (Pre-refunded/ETM)	1,000	1,027,640
5.00%, 5/01/22 (Pre-refunded/ETM)	2,695	2,769,490
Ann Arbor MI SD GO 5.00%, 5/01/26	2,000	2,436,820
Cedar Springs MI SD GO Series 03 5.00%, 5/01/28 (Pre-refunded/ETM)	1,835	1,885,719
Detroit MI City SD GO Series 2012A 5.00%, 5/01/31	2,365	2,659,703
Detroit MI GO Series 2010 5.00%, 11/01/30	2,000	2,218,360
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/32	2,000	2,131,680
Detroit MI Wtr Supply Sys AGM Series 2006A 5.00%, 7/01/24	1,885	1,996,234
Dexter Cmnty Sch MI GO AGM 5.00%, 5/01/25	2,250	2,544,862
Lansing MI Brd Wtr & Lt AGM Series 03A 5.00%, 7/01/25	2,200	2,249,456
Lansing MI Cmnty Clg GO 5.00%, 5/01/32	1,240	1,465,482
Michigan Federal Hwy Grant AGM 5.25%, 9/15/26	3,500	3,917,795
Michigan Finance Auth (Michigan SRF) 5.00%, 10/01/23-10/01/30	4,000	4,924,580
Michigan HDA MFHR (Danbury Manor Apts) Series 02A 5.30%, 6/01/35	2,490	2,560,193
Michigan HDA MFHR (Michigan HDA) Series 02A 5.50%, 10/20/43	1,950	1,980,537

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	45

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Hosp Fin Auth 5.00%, 5/15/25 (Pre-refunded/ETM)	$415	$463,140
Michigan Hosp Fin Auth (Crittenton Hosp Medical Ctr) Series 02A 5.625%, 3/01/27	1,250	1,262,063
Michigan Hosp Fin Auth (Henry Ford Hlth Sys) Series 2006A 5.25%, 11/15/32	1,600	1,726,160
Michigan Hosp Fin Auth (Trinity Health Credit Group) Series 2010A 5.00%, 12/01/27	1,000	1,161,060
Michigan Pub Pwr Agy Series 2012A 5.00%, 1/01/32	1,875	2,050,444
Michigan Strategic Fund (Detroit Edison Co.) XLCA Series 02C 5.45%, 12/15/32	3,000	3,006,180
Michigan Strategic Fund (Friendship Associates) Series 02 A 5.20%, 12/20/22	3,000	3,066,210
Michigan Strategic Fund (Michigan Lease House of Rep Fac) 5.25%, 10/15/31	2,150	2,432,101
Michigan Tech Univ Series 2012A 5.00%, 10/01/26-10/01/34	2,900	3,318,310
North Muskegon SD MI GO Series 03 5.25%, 5/01/28 (Pre-refunded/ETM)	1,500	1,543,635
Oakland Univ 5.00%, 3/01/27-3/01/32	2,600	2,965,514
Plymouth MI Ed Ctr Charter Sch Series 05 5.125%, 11/01/18	1,050	1,059,912
Saginaw MI Hosp Fin Auth (Covenant Medical Ctr) 5.00%, 7/01/30	500	532,300
Southfield MI Lib Bldg Auth NPFGC 5.00%, 5/01/25	3,340	3,562,678

		69,989,661

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Arizona – 0.2%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	$215	$193,730

California – 0.8%
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) 5.00%, 5/01/27	700	831,166

Florida – 3.2%
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	1,835	1,763,802
Double Branch CDD FL Series 02A 6.70%, 5/01/34	895	905,713
Pinellas Cnty FL Ed Fac (Barry Univ) 5.00%, 10/01/27	500	549,070

		3,218,585

Illinois – 1.0%
Antioch Vilage IL SSA #1 (Antioch IL SSA#1 – Deercrest) Series 03 6.625%, 3/01/33	490	430,720
Illinois Railsplitter Tobacco Set Auth 6.00%, 6/01/28	140	163,894
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	369	379,911

		974,525

Minnesota – 0.5%
Tobacco Securitization Auth MN 5.25%, 3/01/31	480	537,038

Nevada – 0.7%
Nevada GO NPFGC-RE Series 2007B 5.00%, 12/01/25	620	700,687

New York – 3.2%
Metropolitan Trnsp Auth NY Series 2011D 5.00%, 11/15/29	2,155	2,500,210

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	47

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY GO Series 06 5.00%, 6/01/22	$680	$773,323

		3,273,533

Ohio – 2.3%
Cleveland OH Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	2,050	2,328,697

Puerto Rico – 16.0%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/18	1,000	1,091,950
Series 08WW 5.375%, 7/01/23	1,120	1,223,488
Puerto Rico GO Series 06A 5.25%, 7/01/22	500	531,155
Puerto Rico HFA MFHR 5.00%, 12/01/17 (Pre-refunded/ETM)	1,945	2,051,567
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/17	1,215	1,266,188
5.125%, 12/01/27	145	158,623
Puerto Rico HFC SFMR (Puerto Rico HFC) Series 01B 5.50%, 12/01/23	1,675	1,677,077
Series 01C 5.30%, 12/01/28	1,495	1,496,046
Puerto Rico Ind Tour Ed Med Envrn Auth (Ascension Health) Series 00A 6.125%, 11/15/30	3,000	3,012,480
Puerto Rico Mun Fin Agy Series 05A 5.25%, 8/01/23	275	286,105
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/28 (Pre-refunded/ETM)	25	32,483
5.50%, 8/01/28	2,975	3,358,477

		16,185,639

Tennessee – 0.4%
Met Govt Nashville-Dav TN Hlth Ed Fac Bd (Belmont Univ) 5.00%, 11/01/29	400	437,836

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 0.9%
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	$470	$574,256
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	235	282,679

		856,935

Total Investments – 98.4% (cost $95,005,448)		99,528,032
Other assets less liabilities – 1.6%		1,566,980

Net Assets – 100.0%		$101,095,012

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services Inc.	$6,200	10/1/16	SIFMA	*	4.148%	$980,369

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

As of September 30, 2012, the Fund held 17.8% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM	– Assured Guaranty Municipal
CDD	– Community Development District
CFD	– Community Facilities District
ETM	– Escrowed to Maturity
GO	– General Obligation
HDA	– Housing Development Authority
HFA	– Housing Finance Authority
HFC	– Housing Finance Corporation
MFHR	– Multi-Family Housing Revenue
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
SD	– School District
SFMR	– Single Family Mortgage Revenue
SRF	– State Revolving Fund
SSA	– Special Services Area
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	49

Michigan Portfolio—Portfolio of Investments

MINNESOTA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2012

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 100.4%
Long-Term Municipal Bonds – 100.4%
Minnesota – 100.4%
Cass Lake MN ISD #115 GO NPFGC-RE 5.00%, 2/01/26	$1,760	$1,786,488
Central MN Muni Pwr Agy 5.00%, 1/01/22-1/01/32	1,830	2,149,145
Chaska MN Elec Sys Series 05A 5.25%, 10/01/25	1,000	1,080,670
Cottage Grove MN Sr Hsg (PHS Cottage Grove, Inc.) Series 2006A 6.00%, 12/01/46	670	678,717
Duluth MN EDA (St Lukes Hlth Sys) 5.75%, 6/15/32(a)	265	272,311
Farmington MN ISD #190 GO AGM Series 05B 5.00%, 2/01/24	3,875	4,205,421
Hennepin Cnty MN Sales Tax (Ballpark Proj) 5.00%, 12/15/23	3,475	4,056,506
Hutchinson MN Pub Util 5.00%, 12/01/25	420	506,986
Maple Grove MN Hlth Care Sys (Maple Grove Hospital) 5.00%, 5/01/22	650	699,725
Metropolitan Council MN GO 5.00%, 3/01/22	5,000	5,736,200
Minneapolis MN (National Marrow Donor Prog) 4.875%, 8/01/25	1,170	1,215,291
Minneapolis MN Common Bond FD Series 20102A 6.25%, 12/01/30	1,000	1,237,750
Minneapolis MN GO NPFGC Series 02 5.25%, 12/01/26	2,000	2,014,040
Minneapolis MN Hlth Care Sys (Fairview Health Svcs) AMBAC Series 05D 5.00%, 11/15/30	1,000	1,051,130
Minneapolis MN MFHR (Sumner Field Apts) Series 02 5.60%, 11/20/43	2,505	2,508,482

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minneapolis-St Paul MN Hsg & Redev Auth (Children’s Health Care) 5.25%, 8/15/35	$1,000	$1,128,920
Series 2010A 5.00%, 8/15/30	1,000	1,065,860
Series D 5.25%, 8/15/25	500	572,265
Minneapolis-St Paul MN Metro Arpt Commn Series 2003A 5.00%, 1/01/28 (Pre-refunded/ETM)	560	566,552
Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt) 5.00%, 1/01/30	1,250	1,428,250
Series 2009A 5.00%, 1/01/21	2,020	2,362,370
NPFGC Series 2003A 5.00%, 1/01/28	940	944,935
Minnesota 911 Spl Fee AGC Series 2009 5.00%, 6/01/21	1,970	2,386,025
Minnesota Agr & Econ Dev Brd (Essentia Health) AGC Series 2008 C-1 5.50%, 2/15/25	1,000	1,182,950
Minnesota GO 5.00%, 8/01/19-6/01/21	4,000	4,789,000
Minnesota Hgr Ed Fac Auth (Carleton College) Series D 5.00%, 3/01/30	2,000	2,314,980
Minnesota Hgr Ed Fac Auth (Gustavus Adolfus College) 5.00%, 10/01/31	2,770	3,198,408
Minnesota Hgr Ed Fac Auth (St. Catherine College) 5.375%, 10/01/32	1,000	1,000,960
Minnesota Hgr Ed Fac Auth (St. Catherine Univ) 5.00%, 10/01/32	1,400	1,580,866
Minnesota Hgr Ed Fac Auth (St. Olaf College) Series 2010 7-F 5.00%, 10/01/20	700	842,513
Minnesota Hgr Ed Fac Auth (St. Scholastic College) Series 2010H 5.125%, 12/01/30	1,000	1,096,790

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	51

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minnesota Hgr Ed Fac Auth (Univ of St Thomas MN) Series 04-5 5.00%, 10/01/24	$1,000	$1,055,550
5.25%, 10/01/34	1,000	1,043,640
Series 2009 5.00%, 10/01/29	1,000	1,140,910
Minnesota Mun Pwr Agy Elec 5.25%, 10/01/21	3,000	3,284,760
Series 04A 5.25%, 10/01/24	500	539,070
Minnesota Pub Fac Auth (Minnesota SRF) Series 2010C 5.00%, 3/01/22	2,000	2,473,420
Minnetonka MN MFHR (Archer Heights Apts) Series 99A 5.30%, 1/20/27	1,620	1,621,037
No St Paul Maplewd MN ISD #622 AGM 5.00%, 8/01/20	3,425	3,950,292
Northern Mun Pwr Agy MN (Northern Mun Pwr Agy MN Elec) 5.00%, 1/01/23-1/01/24	4,135	4,982,488
Prior Lake MN ISD #719 GO AGM Series 05B 5.00%, 2/01/23	3,350	3,621,986
Rochester MN GO Series 2012A 5.00%, 2/01/24	3,000	3,803,190
Rochester MN Hlth Care Fac (Mayo Clinic) Series D 5.00%, 11/15/38	1,000	1,138,900
Shakopee MN Hlthcare Fac (St Francis Reg Medical Ctr) Series 04 5.10%, 9/01/25	600	617,916
St. Cloud MN Hosp (Centracare Hlth Sys) Series 2010A 5.125%, 5/01/30	1,500	1,678,980
St. Louis Park MN Hlth Care Facs (Park Nicollet Health Svcs) Series 2009 5.50%, 7/01/29	1,150	1,286,309

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

St. Paul MN Hsg & Redev Auth (Block 19 Ramp Parking Proj) Series 2010A 5.00%, 8/01/30	$1,870	$2,088,229
St. Paul MN Hsg & Redev Auth (Gillette Childrens Specialty Hosp) 5.00%, 2/01/21	500	514,285
St. Paul MN Port Auth (Allina Health Sys) Series 2009 A-2 5.25%, 11/15/28	1,200	1,344,072
St. Paul MN Port Auth (Amherst H Wilder Fndtn) 5.00%, 12/01/29	3,945	4,460,414
St. Paul MN Port Auth Lease (St. Paul MN Port Lease off Bldg) Series 02 5.25%, 12/01/27	1,725	1,737,506
Series 03 5.00%, 12/01/23	1,000	1,052,150
St. Paul MN Rec Facs (Highland National Proj) 5.00%, 10/01/20-10/01/25	2,750	3,066,063
Tobacco Securitization Auth MN 5.25%, 3/01/31	1,075	1,202,742
Western MN Mun Pwr Agy Series 2012A 5.00%, 1/01/30(a)	1,515	1,841,619
AGM 5.00%, 1/01/17	700	814,793
NPFGC Series 03A 5.00%, 1/01/26 (Pre-refunded/ETM)	1,000	1,011,700
White Bear Lake MN MFHR (Renova Partners Proj) Series 01 5.60%, 10/01/30	1,000	1,000,300

Total Municipal Obligations (cost $100,131,136)		108,032,827

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	53

Minnesota Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.14%(b) (cost $141,005)	141,005	$141,005

Total Investments – 100.5% (cost $100,272,141)		108,173,832
Other assets less liabilities – (0.5)%		(497,780)

Net Assets – 100.0%		$107,676,052

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$3,500	8/1/16	SIFMA	*	4.071%	$511,543

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	When-Issued or delayed delivery security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2012, the Portfolio held 21.3% of net assets in insured bonds (of this amount 4.4% represents the Portfolio’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
GO	– General Obligation
ISD	– Independent School District
MFHR	– Multi-Family Housing Revenue
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
SRF	– State Revolving Fund

See notes to financial statements.

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Minnesota Portfolio—Portfolio of Investments

NEW JERSEY PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2012

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.4%
Long-Term Municipal Bonds – 95.1%
New Jersey – 64.1%
Bergen Cnty NJ Impt Auth Series 05 5.00%, 4/01/25 (Pre-refunded/ETM)	$1,555	$1,735,256
Bergen Cnty NJ Impt Auth (Bergen Cnty NJ GO) 5.00%, 12/15/17	2,755	3,333,770
Higher Ed Student Assist NJ NPFGC Series 00A 6.15%, 6/01/19	705	706,903
Landis NJ Swr Auth NPFGC-RE Series 93 9.536%, 9/19/19(a)	1,850	2,255,076
Middlesex Cnty NJ Impt Auth MFHR (Skyline Tower Apts) Series 01 5.25%, 7/01/21	750	751,620
Morris-Union NJ Jt Comm COP RADIAN Series 04 5.00%, 5/01/24	1,290	1,334,247
New Jersey Ed Fac Auth 5.00%, 7/01/23 (Pre-refunded/ETM)	280	315,529
FGIC Series 04E 5.00%, 7/01/28 (Pre-refunded/ETM)	1,000	1,079,330
New Jersey Ed Fac Auth (New Jersey Inst of Technology) Series 2010H 5.00%, 7/01/31	700	774,151
New Jersey Ed Fac Auth (Princeton Theological Seminary) Series 2010A 5.00%, 7/01/28	5,000	6,031,250
New Jersey Ed Fac Auth (Princeton Univ) 5.00%, 7/01/23	3,200	3,586,400
New Jersey Ed Fac Auth (Richard Stockton College) 5.50%, 7/01/23	4,500	5,148,090
New Jersey EDA Series 04-I 5.25%, 9/01/24 (Pre-refunded/ETM)	2,510	2,747,597
New Jersey EDA (Jersey Gardens Mall) Series 98B 6.50%, 4/01/28	3,000	3,611,760

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	55

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey EDA (Masonic Charity Foundation NJ) Series 01 5.50%, 6/01/31	$1,000	$1,010,990
Series 02 5.25%, 6/01/24	540	556,400
New Jersey EDA (New Jersey Lease Liberty St Pk) Series A 5.00%, 3/01/24	1,500	1,562,490
New Jersey EDA (New Jersey Lease Sch Fac) Series 05 5.25%, 3/01/25	3,300	3,616,668
AGM 5.00%, 9/01/22	3,540	3,965,685
New Jersey EDA (NUI Corp.) ACA Series 98A 5.25%, 11/01/33	2,200	2,201,848
New Jersey EDA (The Seeing Eye, Inc.) 5.00%, 6/01/32	4,000	4,622,920
New Jersey Hlth Care Fac Fin Auth RADIAN Series 04A 5.25%, 7/01/23 (Pre-refunded/ETM)	2,085	2,685,876
New Jersey Hlth Care Fac Fin Auth (AHS Hospital Corp.) Series 08 5.125%, 7/01/22	1,000	1,115,230
New Jersey Hlth Care Fac Fin Auth (Bayshore Community Hospital) RADIAN Series 02 5.125%, 7/01/32	4,250	4,251,275
New Jersey Hlth Care Fac Fin Auth (Hackensack Univ Med Ctr) 5.00%, 1/01/34	1,940	2,060,843
New Jersey Hlth Care Fac Fin Auth (Holy Name Hospital) 5.00%, 7/01/25	2,100	2,267,580
New Jersey Hlth Care Fac Fin Auth (House of Good Shepherd) RADIAN Series 01A 5.20%, 7/01/31	1,350	1,290,708
New Jersey Hlth Care Fac Fin Auth (Newton Memorial Hospital) AGM Series 01 5.00%, 7/01/26	1,500	1,502,400

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Hsg & Mtg Agy MFHR (New Jersey Hsg & Mtg Fin Agy) AGM Series 00A1 6.35%, 11/01/31	$2,000	$2,002,620
New Jersey Inst of Technology Series 2012A 5.00%, 7/01/32	1,400	1,645,350
New Jersey Trnsp Trust Fd Auth Series 03C 5.50%, 6/15/24 (Pre-refunded/ETM)	2,250	2,333,700
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Fed Hwy Grant) NPFGC-RE Series 2006A 5.00%, 6/15/18	3,400	3,874,096
New Jersey Turnpike Auth (New Jersey Turnpike) Series 2009H 5.00%, 1/01/23	5,000	5,818,850
Newark NJ Hsg Auth PANYNJ Term NPFGC Series 04 5.25%, 1/01/21 (Pre-refunded/ETM)	2,380	2,525,894
5.25%, 1/01/22 (Pre-refunded/ETM)	1,200	1,273,560
North Hudson Swr Auth NJ NPFGC Series 01A Zero Coupon, 8/01/24 (Pre-refunded/ETM)	8,875	6,700,802
Rutgers State Univ NJ GO 5.00%, 5/01/30	1,000	1,155,340
Salem Cnty NJ Poll Cntl Fin Auth (Public Service Elec & Gas) Series 01A 5.75%, 4/01/31	1,500	1,516,335
South Jersey Port Corp. NJ 5.20%, 1/01/23	1,000	1,007,920
Union Cnty NJ Impt Auth (Union Cnty NJ GO) NPFGC Series 03A 5.25%, 8/15/23	2,885	2,969,184
Union Cnty NJ Util Auth (Union Cnty NJ) Series 2011A 5.25%, 12/01/31	4,560	5,104,738

		104,050,281

Arizona – 0.2%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	310	279,332

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	57

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California – 2.6%
California Statewide CDA (Enloe Med Ctr) 6.25%, 8/15/28	$1,165	$1,335,521
Series 2008A 5.50%, 8/15/23	400	444,544
Vista CA USD GO 5.00%, 8/01/27(b)	2,120	2,496,279

		4,276,344

District of Columbia – 2.3%
District of Columbia Tax Incr 5.25%, 12/01/26	3,070	3,773,920

Florida – 2.2%
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	2,500	2,403,000
Double Branch CDD FL Series 02A 6.70%, 5/01/34	890	900,653
Hammock Bay CDD FL Series 04A 6.15%, 5/01/24	160	162,861

		3,466,514

Guam – 0.3%
Guam Wtrworks Auth Series 05 6.00%, 7/01/25	500	523,325

Illinois – 1.1%
Chicago IL Wtr 5.00%, 11/01/28	1,000	1,191,990
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	517	532,288

		1,724,278

Minnesota – 0.5%
Tobacco Securitization Auth MN 5.25%, 3/01/31	750	839,123

New York – 7.0%
New York NY GO Series 06 5.00%, 6/01/22	950	1,080,378
New York NY Mun Wtr Fin Auth Series EE 5.00%, 6/15/31	2,040	2,445,674

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (State Univ of New York) Series 2012A 5.00%, 7/01/30	$2,130	$2,549,227
Port Authority of NY & NJ 5.00%, 7/15/30	1,800	2,155,842
Port Authority of NY & NJ (Jfk International Air Terminal LLC) NPFGC Series 97-6 5.75%, 12/01/22	3,175	3,182,239

		11,413,360

Ohio – 2.4%
Cleveland OH Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	3,000	3,407,850
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 04A 7.125%, 8/01/25(c)	500	403,145

		3,810,995

Pennsylvania – 4.2%
Delaware Riv Port Auth PA & NJ Series 2010E 5.00%, 1/01/28-1/01/29	4,530	5,212,185
Delaware River JT Toll Brdg Commn PA Series 03 5.00%, 7/01/28	1,625	1,661,530

		6,873,715

Puerto Rico – 6.6%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/18	900	982,755
Series 08WW 5.375%, 7/01/23	2,165	2,365,046
Puerto Rico GO Series 01A
5.50%, 7/01/19	500	551,060
Series 04A 5.25%, 7/01/19	710	750,349
Series 06A 5.25%, 7/01/22	500	531,155
Puerto Rico HFA MFHR 5.00%, 12/01/17 (Pre-refunded/ETM)	2,355	2,484,031
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund)
5.00%, 12/01/17	1,310	1,365,190
5.125%, 12/01/27	305	333,655

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	59

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Univ of Puerto Rico Series 06Q 5.00%, 6/01/20	$1,260	$1,313,789

		10,677,030

Texas – 1.6%
Dallas TX ISD GO Series 2004 5.00%, 2/15/28 (Pre-refunded/ETM)	2,450	2,608,319

Total Long-Term Municipal Bonds (cost $141,909,190)		154,316,536

Short-Term Municipal Notes – 1.3%
New Jersey – 1.3%
South Jersey NJ Trnsp Auth Series 2011A 0.16%, 11/01/39(d) (cost $2,000,000)	2,000	2,000,000

Total Municipal Obligations (cost $143,909,190)		156,316,536

	Shares
SHORT-TERM INVESTMENTS – 3.9%
Investment Companies – 3.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.14%(e) (cost $6,375,798)	6,375,798	6,375,798

Total Investments – 100.3% (cost $150,284,988)		162,692,334
Other assets less liabilities – (0.3)%		(420,777)

Net Assets – 100.0%		$162,271,557

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$3,000	10/21/16	SIFMA	*	4.129%	$469,597

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Variable rate coupon, rate shown as of September 30, 2012.

60	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

(b)	When-Issued or delayed delivery security.

(c)	Illiquid security.

(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2012, the Portfolio held 27.0% of net assets in insured bonds (of this amount 32.6% represents the Portfolio’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA	– ACA Financial Guaranty Corporation
AGM	– Assured Guaranty Municipal
CDA	– Community Development Authority
CDD	– Community Development District
CFD	– Community Facilities District
COP	– Certificate of Participation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
HFA	– Housing Finance Authority
ISD	– Independent School District
MFHR	– Multi-Family Housing Revenue
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
RADIAN	– Radian Asset Assurance Inc.
SSA	– Special Services Area
USD	– Unified School District

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	61

New Jersey Portfolio—Portfolio of Investments

OHIO PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2012

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.9%
Long-Term Municipal Bonds – 98.2%
Ohio – 76.9%
Akron OH Income Tax 5.00%, 12/01/31	$4,500	$5,262,165
Allen Cnty OH Hosp (Catholic Healthcare Partners) Series 2010B 5.25%, 9/01/27	2,350	2,712,699
Brookville OH Local SD GO AGM Series 03 5.00%, 12/01/26 (Pre-refunded/ETM)	2,000	2,109,100
Canton OH SD GO NPFGC Series 04B 5.00%, 12/01/22-12/01/23	2,150	2,319,531
Central OH Solid Wst Auth 5.00%, 12/01/25-12/01/29	3,590	4,351,796
AMBAC Series 04B 5.00%, 12/01/21 (Pre-refunded/ETM)	2,035	2,239,477
Cincinnati OH Tech College AMBAC Series 02 5.00%, 10/01/28 (Pre-refunded/ETM)	5,000	5,234,200
Cleveland OH Arpt Sys AMBAC Series 2006 A 5.00%, 1/01/23	4,000	4,316,400
Cleveland OH GO 5.00%, 12/01/28	2,215	2,573,055
AMBAC Series 04 5.25%, 12/01/24 (Pre-refunded/ETM)	1,200	1,325,652
Cleveland OH Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	2,500	2,839,875
Cleveland OH Pub Pwr Sys NPFGC-RE Series 06A 5.00%, 11/15/18	2,165	2,458,033
Cleveland OH Wtrworks NPFGC 5.00%, 1/01/23	2,500	2,828,725
Cleveland State Univ 5.00%, 6/01/30	3,000	3,461,790
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 04A 7.125%, 8/01/25(a)	500	403,145
Columbus OH GO Series 2012A 5.00%, 2/15/26	4,640	5,805,243

62	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cuyahoga Cnty OH Econ Dev (Cuyahoga Cnty OH Lease) Series 2010G 5.25%, 12/01/25	$3,200	$3,783,680
Cuyahoga Cnty OH GO RADIAN Series 04 5.00%, 11/15/19	1,850	1,892,402
Cuyahoga Cnty OH MFHR (Longwood Apts) Series 01 5.60%, 1/20/43	3,620	3,652,254
Cuyahoga Cnty OH Port Auth (University Square Proj) Series 01 7.35%, 12/01/31	2,000	2,033,800
Cuyahoga OH CCD 5.00%, 8/01/24	1,545	1,800,976
Dayton OH Arpt (James M Cox Dayton Intl Arpt) RADIAN Series 03A 5.00%, 12/01/23	1,280	1,303,795
Delaware OH SD GO NPFGC Series 04 5.00%, 12/01/19	1,340	1,443,810
Dublin OH SD GO AGM Series 03 5.00%, 12/01/22 (Pre-refunded/ETM)	1,500	1,582,740
Franklin Cnty OH MFHR (Agler Green Apts) Series 02A 5.65%, 5/20/32	770	786,093
5.80%, 5/20/44	1,150	1,174,104
Greater Cleveland RTA OH NPFGC Series 04 5.00%, 12/01/24 (Pre-refunded/ETM)	1,350	1,484,109
Hamilton Cnty Conv Fac Auth OH (Hamilton Cnty OH) NPFGC-RE Series 04 5.00%, 12/01/23	1,330	1,388,161
Hamilton OH SD GO NPFGC 5.00%, 12/01/24	1,000	1,051,270
Kent State Univ Series 2012A 5.00%, 5/01/30-5/01/31	4,005	4,705,187
Madeira OH City SD GO NPFGC Series 04 5.00%, 12/01/22 (Pre-refunded/ETM)	1,295	1,423,645

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	63

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.00%, 12/01/23 (Pre-refunded/ETM)	$1,370	$1,506,096
Miami Univ OH 5.00%, 9/01/31	1,000	1,174,140
Oak Hills OH Local SD GO AGM Series 05 5.00%, 12/01/25	1,000	1,054,280
Ohio Bldg Auth (Ohio Lease Adult Corr Fac) AGM Series 05A 5.00%, 4/01/24	1,500	1,631,535
Ohio GO 5.00%, 9/15/22	3,085	3,913,076
Series 04A 5.00%, 6/15/22 (Pre-refunded/ETM)	3,000	3,237,300
Ohio Higher Edl Fac Commn 5.00%, 11/01/21 (Pre-refunded/ETM)	425	466,063
5.00%, 11/01/24 (Pre-refunded/ETM)	745	816,982
Ohio Higher Edl Fac Commn (Denison Univ) 5.00%, 11/01/21-11/01/32	2,860	3,122,863
Ohio St Higher Edl Fac Rev (Univ of Dayton OH) 5.375%, 12/01/30	750	857,055
Ohio Univ NPFGC Series 04 5.00%, 12/01/22 (Pre-refunded/ETM)	1,950	2,100,715
Pinnacle Cmnty Infra Fin Auth (Pinnacle Club of Grove City) Series 04A 6.00%, 12/01/22	1,679	1,701,448
Princeton OH City SD GO NPFGC Series 03 5.00%, 12/01/24 (Pre-refunded/ETM)	1,600	1,687,280
Riversouth Auth OH Series 04A 5.25%, 12/01/21 (Pre-refunded/ETM)	1,000	1,081,430
5.25%, 12/01/22 (Pre-refunded/ETM)	1,000	1,081,430
Series 05A 5.00%, 12/01/24	3,590	3,882,657
Summit Cnty OH Port Auth 5.00%, 12/01/25	3,760	4,432,326
Toledo OH City SD GO NPFGC-RE Series 03B 5.00%, 12/01/23 (Pre-refunded/ETM)	2,940	3,100,377
Toledo-Lucas Cnty OH Port Auth (Cargill, Inc.) Series 04B 4.50%, 12/01/15	2,500	2,685,700

64	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Toledo-Lucas Cnty OH Port Auth (CSX Corp., Inc.) Series 92 6.45%, 12/15/21	$1,270	$1,597,774
Univ of Cincinnati COP NPFGC 5.00%, 6/01/24	4,470	4,776,106
Youngstown OH GO AGM 5.00%, 12/01/25	2,155	2,336,860

		127,990,405

Arizona – 0.2%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	300	270,321

California – 0.0%
California GO 5.25%, 4/01/29	5	5,255

District of Columbia – 2.2%
District of Columbia (Howard Univ) Series 2011A 6.25%, 10/01/32	3,000	3,613,920

Florida – 1.8%
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	2,000	1,922,400
Double Branch CDD FL Series 02A 6.70%, 5/01/34	870	880,414
Hammock Bay CDD FL Series 04A 6.15%, 5/01/24	240	244,291

		3,047,105

Georgia – 0.3%
Atlanta GA Tax Allocation (Eastside Proj) Series 05B 5.60%, 1/01/30	500	538,085

Illinois – 1.0%
Antioch Vilage IL SSA #1 (Antioch IL SSA#1 - Deercrest) Series 03 6.625%, 3/01/33	947	832,432

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	65

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Railsplitter Tobacco Set Auth 6.00%, 6/01/28	$215	$251,694
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	531	546,702

		1,630,828

Kansas – 1.0%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Util Sys) Series 2012A 5.00%, 9/01/27	1,460	1,726,567

Louisiana – 0.7%
Louisiana Citizens Ppty Ins Corp. 5.00%, 6/01/24	1,000	1,141,390

Minnesota – 0.5%
Tobacco Securitization Auth MN 5.25%, 3/01/31	755	844,716

New York – 2.9%
Metropolitan Trnsp Auth NY Series 2011D 5.00%, 11/15/29	3,365	3,904,039
Suffolk Cnty NY EDA (Catholic Hlth Svcs of Long Island) 5.00%, 7/01/28	745	846,544

		4,750,583

Puerto Rico – 5.5%
Puerto Rico Conv Ctr Dist Auth (Puerto Rico Hotel Occupancy Tax) AMBAC Series 06A 5.00%, 7/01/18	1,370	1,450,844
Puerto Rico Elec Pwr Auth 5.00%, 7/01/20	2,530	2,718,485
5.375%, 7/01/24	1,030	1,126,284
Puerto Rico GO Series 01A 5.50%, 7/01/19	500	551,060
Series 06A 5.25%, 7/01/22	500	531,155
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	540,600
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	375	410,231

66	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Mun Fin Agy Series 05A 5.25%, 8/01/23	$375	$390,143
Univ of Puerto Rico 5.00%, 6/01/22	1,350	1,385,761

		9,104,563

Tennessee – 0.4%
Met Govt Nashville-Dav TN Hlth Ed Fac Bd (Belmont Univ) 5.00%, 11/01/29	630	689,592

Texas – 4.4%
North Texas Tollway Auth TX (Texas St Hwy Fund Third Tier) Series 20111D 5.00%, 9/01/28	5,000	5,900,950
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	740	904,147
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	370	445,069

		7,250,166

Virginia – 0.4%
Virginia Small Business Fin Auth (95 Express Lanes LLC Proj) 5.00%, 7/01/34	665	699,121

Total Long-Term Municipal Bonds (cost $153,624,131)		163,302,617

Short-Term Municipal Notes – 0.7%
Ohio – 0.7%
Ohio St Higher Edl Fac Rev (Case Western Reserve Univ) 0.20%, 12/01/44(b) (cost $1,200,000)	1,200	1,200,000

Total Investments – 98.9% (cost $154,824,131)		164,502,617
Other assets less liabilities – 1.1%		1,846,663

Net Assets – 100.0%		$166,349,280

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	67

Ohio Portfolio—Portfolio of Investments

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$3,600	8/1/16	SIFMA	*	4.071%	$526,158

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Illiquid security.

(b)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2012, the Fund held 32.5% of net assets in insured bonds (of this amount 44.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CCD	– Community College District
CDD	– Community Development District
CFD	– Community Facilities District
COP	– Certificate of Participation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
GO	– General Obligation
HFA	– Housing Finance Authority
MFHR	– Multi-Family Housing Revenue
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
RADIAN	– Radian Asset Assurance Inc.
RTA	– Regional Transportation Authority
SD	– School District
SSA	– Special Services Area

See notes to financial statements.

68	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

PENNSYLVANIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2012

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.4%
Long-Term Municipal Bonds – 98.4%
Pennsylvania – 76.3%
Adams Cnty PA IDA (Gettysburg College) 5.00%, 8/15/25	$1,090	$1,249,936
Allegheny Cnty PA IDA (Residential Resources, Inc.) 5.00%, 9/01/21	500	513,000
Allegheny Cnty PA Redev Agy (Pittsburgh Mills Spl Tax) 5.60%, 7/01/23	1,500	1,548,855
Allegheny Cnty PA Sani Auth (Allegheny Cnty PA Swr) NPFGC Series 05A 5.00%, 12/01/24	3,490	3,885,138
Bucks Cnty PA Wtr & Swr Auth AGM Series 2011A 5.00%, 12/01/29	1,255	1,487,840
Butler Cnty PA FGIC Series 03 5.25%, 7/15/26 (Pre-refunded/ETM)	1,625	1,688,798
Carlisle SD PA GO 5.00%, 9/01/25	4,000	4,856,320
Coatesville PA SD GO AGM 5.00%, 8/01/23	3,500	4,024,335
Cumberland Cnty PA Mun Auth (Asbury Atlantic, Inc.) 6.125%, 1/01/45	300	317,100
Delaware Cnty Auth PA (Elwyn Proj) 5.00%, 6/01/25	1,645	1,690,270
Delaware Riv Port Auth PA & NJ Series 2010E 5.00%, 1/01/29	4,470	5,126,375
Lancaster Area Swr Auth PA NPFGC Series 04 5.00%, 4/01/22 (Pre-refunded/ETM)	1,330	1,422,927
Lehigh Northampton PA Arpt NPFGC Series 00 6.00%, 5/15/30	2,400	2,400,552
Meadville PA GO XLCA 5.00%, 10/01/25	3,080	3,282,448
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.25%, 8/01/33	740	860,968

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	69

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Wilmington PA Mun Auth (Westminster College) RADIAN 5.00%, 5/01/27	$1,040	$1,086,623
Norristown PA Area SD COP 5.00%, 4/01/32	1,000	1,033,600
Northampton Cnty PA GO Series 2012B 5.00%, 10/01/30(a)	3,000	3,630,120
Pennsylvania Econ Dev Fin Auth (30th St Station Pkg Garage PA) ACA Series 02 5.875%, 6/01/33	2,085	2,107,935
Pennsylvania Econ Dev Fin Auth (Amtrak) Series 2012A 5.00%, 11/01/32	2,000	2,217,000
Pennsylvania Hgr Ed Fac Auth (Dickinson College) RADIAN Series 03AA-1 5.00%, 11/01/26 (Pre-refunded/ETM)	1,000	1,050,760
Pennsylvania Hgr Ed Fac Auth (Thomas Jefferson Univ) 5.00%, 3/01/27	1,460	1,669,393
Series 2010 5.00%, 3/01/28	1,390	1,584,364
Pennsylvania Hgr Ed Fac Auth (Univ of Pennsylvania Hlth Sys) AMBAC Series 05A 5.00%, 8/15/20	2,000	2,186,220
Pennsylvania Hgr Ed Fac Auth (Univ of Pennsylvania) 5.00%, 9/01/29	2,125	2,522,587
Pennsylvania IDA 5.50%, 7/01/23 (Pre-refunded/ETM)	130	164,403
Pennsylvania IDA (Pennsylvania SRF) 5.50%, 7/01/23	930	1,078,391
Pennsylvania Intergov Coop Auth 5.00%, 6/15/23	4,000	4,715,880
Pennsylvania Turnpike Comm 5.00%, 12/01/30(b)	3,500	3,424,610
Series 2012A 5.00%, 12/01/28	2,000	2,378,900
Philadelphia PA Gasworks 5.00%, 8/01/30	2,000	2,155,460

70	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Philadelphia PA IDA (Leadership Learning Partners) Series 05A 5.25%, 7/01/24(c)	$350	$315,476
Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.75%, 4/26/14(d)	2,000	1,980,920
Philadelphia PA Parking Auth (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/26	2,725	3,021,153
Philadelphia PA SD GO Series 2011E 5.25%, 9/01/23	4,000	4,623,440
Pittsburgh & Allegheny PA Sports & Exhibition Auth (Pittsburgh-Allegheny Cnty PA Sales Tax) AGM 5.00%, 2/01/31	1,075	1,201,689
Pittsburgh PA GO AGM Series 06C 5.25%, 9/01/17	5,000	5,707,550
Pittsburgh PA Pub Pkg Auth NPFGC-RE Series 05A 5.00%, 12/01/19	2,435	2,602,747
Reading PA Area Wtr Auth 5.00%, 12/01/31	1,000	1,122,490
South Central Gen Auth PA (Hanover Hospital) RADIAN 5.00%, 12/01/25	1,570	1,616,566
State Pub Sch Bldg Auth PA AGM Series 03 5.25%, 6/01/26 (Pre-refunded/ETM)	5,000	5,165,700
State Pub Sch Bldg Auth PA (Colonial Intermediate Unit No. 20) NPFGC-RE Series 05 5.00%, 5/15/26	2,025	2,135,545
Susquehanna PA Arpt Fac (Aero Harrisburg LLC) Series 99 5.50%, 1/01/24	3,085	3,089,998
Wilkes-Barre PA Fin Auth (Univ of Scranton) 5.00%, 11/01/30	2,500	2,816,125

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	71

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wilkes-Barre PA Fin Auth (Wilkes Univ Proj) 5.00%, 3/01/22	$510	$548,561

		103,309,068

Arizona – 0.2%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	265	238,784

District of Columbia – 2.4%
District of Columbia Tax Incr 5.25%, 12/01/26	2,625	3,226,886

Florida – 2.3%
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	2,000	1,922,400
Double Branch CDD FL Series 02A 6.70%, 5/01/34	935	946,192
Hammock Bay CDD FL Series 04A 6.15%, 5/01/24	240	244,291

		3,112,883

Guam – 0.8%
Guam Intl Arpt Auth NPFGC Series 03B 5.25%, 10/01/23	500	507,350
Guam Wtrworks Auth Series 05 6.00%, 7/01/25	500	523,325

		1,030,675

Illinois – 3.8%
Antioch Vilage IL SSA #1 (Antioch IL SSA#1 - Deercrest) Series 03 6.625%, 3/01/33	981	862,319
Chicago IL Wtr 5.00%, 11/01/29	3,235	3,840,463
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	436	448,892

		5,151,674

New York – 5.1%
New York NY Mun Wtr Fin Auth Series EE 5.00%, 6/15/31	1,735	2,080,022

72	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Triborough Brdg & Tunl Auth NY 5.00%, 1/01/28	$4,000	$4,813,360

		6,893,382

Puerto Rico – 6.7%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/22	800	849,840
5.375%, 7/01/24	1,530	1,673,024
Puerto Rico GO 5.25%, 7/01/23	500	523,630
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	1,180	1,290,861
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) FGIC Series 03G 5.25%, 7/01/14	3,335	3,421,877
Puerto Rico Mun Fin Agy Series 05A 5.25%, 8/01/23	300	312,114
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series N 5.50%, 7/01/22	345	366,221
Univ of Puerto Rico 5.00%, 6/01/22	655	672,351

		9,109,918

Washington – 0.8%
Washington St GO AGM 5.00%, 7/01/28 (Pre-refunded/ETM)	920	1,035,386

Total Municipal Obligations (cost $124,185,047)		133,108,656

	Shares
SHORT-TERM INVESTMENTS – 3.3%
Investment Companies – 3.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.14%(e) (cost $4,517,733)	4,517,733	4,517,733

Total Investments – 101.7% (cost $128,702,780)		137,626,389
Other assets less liabilities – (1.7)%		(2,327,710)

Net Assets – 100.0%		$135,298,679

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	73

Pennsylvania Portfolio—Portfolio of Investments

(a)	When-Issued or delayed delivery security.

(b)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c)	Illiquid security.

(d)	Floating Rate Security. Stated interest rate was in effect at September 30, 2012.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2012, the Fund held 35.5% of net assets in insured bonds (of this amount 21.6% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN – Radian Asset Assurance Inc.

SD – School District

SRF – State Revolving Fund

SSA – Special Services Area

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

74	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Pennsylvania Portfolio—Portfolio of Investments

VIRGINIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2012

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.9%
Long-Term Municipal Bonds – 97.9%
Virginia – 71.4%
Albemarle Cnty VA IDA Ed Fac (The Covenant School) Series 01A 7.75%, 7/15/32	$2,990	$3,046,003
Arlington Cnty VA IDA MFHR (Arlington View Terrace Apts) Series 01 5.15%, 11/01/31	1,530	1,549,951
Bell Creek CDA VA Series 03A 6.75%, 3/01/22	100	101,553
Chesapeake VA GO Series 2010D 5.00%, 12/01/25	2,275	2,767,378
Dulles Town Ctr CDA VA Series 98 6.25%, 3/01/26	1,800	1,801,008
Fairfax Cnty VA Econ Dev Dist (Fairfax Cnty VA Trnsp Impt Dist) 5.00%, 4/01/28	8,635	10,140,685
Fairfax Cnty VA EDA (Goodwin House) 5.00%, 10/01/22	1,000	1,098,450
Fairfax Cnty VA IDA (Inova Health Sys) 5.00%, 5/15/25	1,000	1,158,830
Fairfax Cnty VA Wtr Auth 5.00%, 4/01/28	2,000	2,479,400
Fairfax VA GO Series 2010 5.00%, 7/15/25	480	583,301
Hampton VA Convention Ctr 5.00%, 1/15/35 (Pre-refunded/ETM)	635	643,611
AMBAC 5.00%, 1/15/35 (Pre-refunded/ETM)	4,515	4,576,223
Hampton VA GO Series 2010A 5.00%, 1/15/21	1,750	2,122,943
Series 2012A 5.00%, 4/01/25-4/01/26	6,275	7,722,655
Hamptons Roads Santn Dist VA Wstwtr 5.00%, 4/01/25	6,650	7,739,603

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	75

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Harrisonburg VA IDA (Rockingham Mem Hosp) AMBAC 5.00%, 8/15/22-8/15/25	$7,850	$8,655,607
Henrico Cnty VA GO 5.00%, 12/01/26	1,000	1,184,520
Series 2010 5.00%, 7/15/24	6,600	8,052,264
Henrico Cnty VA Wtr & Swr 5.00%, 5/01/25	1,165	1,383,344
Series 2009 5.00%, 5/01/27	1,200	1,413,552
Isle Wight Cnty VA GO 5.00%, 7/01/31-7/01/32	2,315	2,786,559
6.00%, 7/01/27	3,500	4,308,640
James City Cnty VA EDA (James City Cnty VA Lease) AGM 5.00%, 6/15/22	4,385	4,974,300
Leesburg VA GO Series 2011A 5.00%, 1/15/24	2,040	2,485,842
Lexington VA Indl Dev Auth (Virginia Military Institute) Series 2010B 5.00%, 12/01/30	3,885	4,500,695
Loudoun Cnty VA Santn Auth 5.00%, 1/01/29	3,820	4,546,602
Montgomery Cnty VA IDA (Montgomery Cnty VA Lease) 5.00%, 2/01/24	2,000	2,252,140
Mosaic Dist VA CDA Series 2011A 6.875%, 3/01/36	250	282,585
New Port CDA VA 5.50%, 9/01/26(a)	924	581,159
Newport News VA GO Series 2012A 5.00%, 7/15/24	2,695	3,385,567
Newport News VA IDA MFHR (Walker Village Apts) Series 02A 5.55%, 9/20/34	1,880	1,881,654
5.65%, 3/20/44	1,660	1,661,494
Norfolk VA Wtr 5.00%, 11/01/27-11/01/28	4,000	4,899,502

76	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Northwestern Reg Jail Auth VA NPFGC 5.00%, 7/01/25	$1,500	$1,625,835
Portsmouth VA GO Series 2012A 5.00%, 7/15/25	4,170	5,213,376
Prince William Cnty VA IDA (George Mason Univ) 5.50%, 9/01/31	3,750	4,376,025
Prince William Cnty VA IDA (Woodwind Gables Apt) AMBAC Series 01A 5.30%, 12/01/34	2,760	2,682,692
Reynolds Crossing CDA VA 5.10%, 3/01/21	1,990	2,018,497
Richmond VA GO Series 2009A 5.00%, 7/15/27	1,400	1,656,368
AGM Series 05A 5.00%, 7/15/22 (Pre-refunded/ETM)	2,500	2,817,975
Richmond VA Pub Util 5.00%, 1/15/28	1,000	1,167,280
Roanoke VA GO 5.00%, 2/01/24	1,000	1,245,430
Series 2012C 5.00%, 2/01/23-2/01/25	2,000	2,492,820
Roanoke VA IDA (Carilion Health Sys) AGM 5.00%, 7/01/27	3,000	3,337,200
Suffolk VA GO 5.00%, 2/01/20 (Pre-refunded/ETM)	1,710	2,033,361
5.00%, 8/01/22-2/01/26	7,140	8,672,599
NPFGC 5.00%, 2/01/20	1,290	1,480,236
Univ of Virginia 5.00%, 9/01/29	2,910	3,592,541
Upper Occoquan Swr Auth VA AGM 5.00%, 7/01/25	2,500	2,749,250
Virginia Beach VA Wtr & Swr 5.00%, 10/01/30	2,000	2,196,820
Virginia College Bldg Auth 5.00%, 9/01/16 (Pre-refunded/ETM) Series 05A	220	249,260
5.00%, 9/01/17 (Pre-refunded/ETM)	5,890	6,673,370

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	77

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia College Bldg Auth (Liberty Univ) 5.25%, 3/01/29	$5,000	$5,836,450
Virginia College Bldg Auth (Roanoke College) 5.00%, 4/01/23	1,000	1,080,880
Virginia College Bldg Auth (Virginia Lease Pub Hgr Ed) 5.00%, 9/01/16	5,615	6,342,536
Virginia ComWlth Univ Hlth Sys Auth 5.00%, 7/01/27	1,000	1,178,890
Virginia Port Auth Series 2010 5.00%, 7/01/30	2,250	2,573,010
Virginia Resources Auth (Virginia Pooled Fing Prog Infrastructure) Series 2011B 5.00%, 11/01/26	7,740	9,571,826
Series 2012A 5.00%, 11/01/28-11/01/32	10,795	13,320,951
Virginia Resources Auth (Virginia SRF) Series 2009 5.00%, 10/01/25	3,345	4,144,689
Virginia Small Business Fin Auth (95 Express Lanes LLC Proj) 5.00%, 7/01/34	2,835	2,980,464
Virginia Small Business Fin Auth (Elizabeth River Crossing LLC) 5.25%, 1/01/32	2,500	2,726,775
Virginia Small Business Fin Auth (Wellmont Hlth Sys Proj) 5.125%, 9/01/22	710	772,650
Virginia Trnsp Brd (Virginia Fed Hwy Grant) Series 2012A 5.00%, 9/15/27	2,000	2,439,200
Watkins Centre CDA VA 5.40%, 3/01/20	539	555,396

		216,572,272

Arizona – 1.8%
Arizona Sports & Tourism Auth Series 2012A 5.00%, 7/01/29	3,945	4,506,847
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	355	319,880

78	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	$705	$770,071

		5,596,798

California – 1.0%
California Statewide CDA (Enloe Med Ctr) 6.25%, 8/15/28	1,910	2,189,567
Series 2008A 5.50%, 8/15/23	660	733,497

		2,923,064

District of Columbia – 7.0%
District of Columbia (Howard Univ) Series 2011A 6.25%, 10/01/32	4,700	5,661,808
Metro Washington Arpt Auth VA Series C 5.125%, 10/01/34	5,130	5,706,150
Series 2012A 5.00%, 10/01/30	2,480	2,854,679
Metro Washington Arpt Auth VA (Dulles Toll Road) Series 2010B 6.50%, 10/01/44(b)	4,300	3,663,772
Washington DC Metro Area Trnst Auth 5.25%, 7/01/27	3,000	3,521,190

		21,407,599

Florida – 0.5%
Pinellas Cnty FL Ed Fac (Barry Univ) 5.00%, 10/01/27	400	439,256
5.25%, 10/01/30	1,000	1,095,240

		1,534,496

Georgia – 0.2%
Atlanta GA Tax Allocation (Eastside Proj) Series 05B 5.60%, 1/01/30	500	538,085

Illinois – 0.3%
Illinois Railsplitter Tobacco Set Auth 6.00%, 6/01/28	325	380,468

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	79

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	$436	$448,892

		829,360

Kansas – 1.0%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Util Sys) Series 2012A 5.00%, 9/01/27-9/01/28	2,650	3,128,177

Louisiana – 0.9%
Louisiana Citizens Ppty Ins Corp. 5.00%, 6/01/24	2,350	2,682,267

Michigan – 0.6%
Michigan Pub Pwr Agy Series 2012A 5.00%, 1/01/32	1,575	1,722,373

Minnesota – 0.5%
Tobacco Securitization Auth MN 5.25%, 3/01/31	1,275	1,426,508

New York – 3.1%
Metropolitan Trnsp Auth NY Series 2011D 5.00%, 11/15/28-11/15/29	5,745	6,679,541
New York NY GO Series 06 5.00%, 6/01/22	1,125	1,279,395
Suffolk Cnty NY EDA (Catholic Hlth Svcs of Long Island) 5.00%, 7/01/28	1,275	1,448,782

		9,407,718

Puerto Rico – 7.3%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/20	800	859,600
NPFGC 5.50%, 7/01/17	5,000	5,683,750
Puerto Rico GO Series 01A 5.50%, 7/01/19	500	551,060
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	540,600
Puerto Rico HFA MFHR 5.00%, 12/01/20 (Pre-refunded/ETM)	3,290	3,470,259

80	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/20	$1,580	$1,625,978
5.125%, 12/01/27	290	317,246
Puerto Rico Hwy & Trnsp Auth Series 2003G 5.25%, 7/01/14 (Pre-refunded/ETM)	1,395	1,446,727
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) FGIC Series 03G 5.25%, 7/01/14	1,840	1,887,932
FGIC Series 2003G 5.25%, 7/01/14	365	374,508
Puerto Rico Mun Fin Agy Series 05A 5.25%, 8/01/23	340	353,729
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/28 (Pre-refunded/ETM)	25	32,483
5.50%, 8/01/28	2,975	3,358,477
Univ of Puerto Rico 5.00%, 6/01/22	1,740	1,786,093

		22,288,442

Texas – 0.7%
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	1,110	1,356,220
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	555	667,604

		2,023,824

Washington – 0.6%
Washington St GO AGM 5.00%, 7/01/28 (Pre-refunded/ETM)	1,335	1,502,436
Washington St Hgr Ed Fac Auth (Whitworth Univ) 5.00%, 10/01/32	400	435,628

		1,938,064

Wisconsin – 1.0%
Wisconsin Hlth & Ed Fac Auth (Ministry Health Care, Inc.) Series 2012A 5.00%, 8/15/32	2,700	2,994,894

Total Municipal Obligations (cost $275,772,271)		297,013,941

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	81

Virginia Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.14%(c) (cost $2,496,700)	2,496,700	$2,496,700

Total Investments – 98.7% (cost $278,268,971)		299,510,641
Other assets less liabilities – 1.3%		3,991,431

Net Assets – 100.0%		$303,502,072

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$7,000	12/1/17	SIFMA	*	3.792%	$1,152,592

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Illiquid security.

(b)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2012, the Fund held 14.0% of net assets in insured bonds (of this amount 21.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
CFD	– Community Facilities District
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
HFA	– Housing Finance Authority
IDA	– Industrial Development Authority/Agency
MFHR	– Multi-Family Housing Revenue
NPFGC	– National Public Finance Guarantee Corporation
SRF	– State Revolving Fund
SSA	– Special Services Area

See notes to financial statements.

82	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2012

	Arizona		Massachusetts
Assets
Investments in securities, at value
Unaffiliated issuers (cost $165,163,273 and $270,885,829, respectively)	$175,283,677		$297,486,667
Affiliated issuers (cost $3,190,809 and $2,421,607, respectively)	3,190,809		2,421,607
Interest and dividends receivable	2,120,898		3,978,694
Receivable for shares of beneficial interest sold	618,205		1,058,870
Unrealized appreciation on interest rate swap contracts	– 0	–	2,123,681

Total assets	181,213,589		307,069,519

Liabilities
Payable for investment securities purchased	2,660,718		– 0	–
Dividends payable	158,398		259,212
Distribution fee payable	58,328		103,889
Advisory fee payable	44,408		92,257
Audit fee payable	38,860		38,989
Payable for shares of beneficial interest redeemed	32,425		139,182
Administrative fee payable	14,681		13,908
Transfer Agent fee payable	1,975		3,000
Accrued expenses	38,869		36,259

Total liabilities	3,048,662		686,696

Net Assets	$178,164,927		$306,382,823

Composition of Net Assets
Shares of beneficial interest, at par	$156,214		$258,188
Additional paid-in capital	168,285,994		276,444,157
Distributions in excess of net investment income	(158,398)		(209,074)
Accumulated net realized gain (loss) on investment transactions	(239,287)		1,165,033
Net unrealized appreciation on investments	10,120,404		28,724,519

	$178,164,927		$306,382,823

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Arizona Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$140,768,183	12,338,633	$11.41	*

Class B	$1,933,065	169,688	$11.39

Class C	$35,463,679	3,113,118	$11.39

Massachusetts Portfolio

Class A	$233,270,621	19,649,219	$11.87	*

Class B	$2,223,465	187,640	$11.85

Class C	$70,888,737	5,981,920	$11.85

*	The maximum offering price per share for Class A of Arizona Portfolio and Massachusetts Portfolio was $11.76 and $12.24, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	83

Statement of Assets & Liabilities

	Michigan		Minnesota
Assets
Investments in securities, at value
Unaffiliated issuers (cost $95,005,448 and $100,131,136, respectively)	$99,528,032		$108,032,827
Affiliated issuers (cost $0 and $141,005, respectively)	– 0	–	141,005
Interest and dividends receivable	1,619,548		1,360,484
Unrealized appreciation on interest rate swap contracts	980,369		511,543
Receivable for shares of beneficial interest sold	192,679		79,033

Total assets	102,320,628		110,124,892

Liabilities
Due to custodian	907,289		– 0	–
Dividends payable	90,159		77,350
Payable for shares of beneficial interest redeemed	71,697		119,441
Distribution fee payable	37,527		35,558
Advisory fee payable	33,095		44,384
Administrative fee payable	14,673		14,498
Transfer Agent fee payable	2,637		1,919
Payable for investment securities purchased	– 0	–	2,091,461
Accrued expenses	68,539		64,229

Total liabilities	1,225,616		2,448,840

Net Assets	$101,095,012		$107,676,052

Composition of Net Assets
Shares of beneficial interest, at par	$91,895		$100,455
Additional paid-in capital	94,841,536		98,938,403
Distributions in excess of net investment income	(152,087)		(100,094)
Accumulated net realized gain on investment transactions	810,715		324,054
Net unrealized appreciation on investments	5,502,953		8,413,234

	$101,095,012		$107,676,052

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Michigan Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$71,423,838	6,489,596	$11.01	*

Class B	$1,003,544	91,356	$10.98

Class C	$28,667,630	2,608,520	$10.99

Minnesota Portfolio

Class A	$85,034,529	7,934,771	$10.72	*

Class B	$196,128	18,305	$10.71

Class C	$22,445,395	2,092,468	$10.73

*	The maximum offering price per share for Class A of Michigan Portfolio and Minnesota Portfolio was $11.35 and $11.05, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

84	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

	New Jersey		Ohio
Assets
Investments in securities, at value
Unaffiliated issuers (cost $143,909,190 and $154,824,131, respectively)	$156,316,536		$164,502,617
Affiliated issuers (cost $6,375,798 and $0, respectively)	6,375,798		– 0	–
Interest and dividends receivable	1,866,363		2,274,423
Unrealized appreciation on interest rate swap contracts	469,597		526,158
Receivable for shares of beneficial interest sold	176,591		195,078

Total assets	165,204,885		167,498,276

Liabilities
Due to custodian	– 0	–	359,267
Payable for investment securities purchased	2,470,712		– 0	–
Dividends payable	137,760		133,294
Payable for shares of beneficial interest redeemed	123,108		457,659
Advisory fee payable	61,659		51,001
Distribution fee payable	56,195		60,372
Administrative fee payable	14,501		14,540
Transfer Agent fee payable	2,590		2,566
Accrued expenses	66,803		70,297

Total liabilities	2,933,328		1,148,996

Net Assets	$162,271,557		$166,349,280

Composition of Net Assets
Shares of beneficial interest, at par	$158,746		$157,196
Additional paid-in capital	149,964,431		155,399,253
Distributions in excess of net investment income	(160,711)		(156,687)
Accumulated net realized gain (loss) on investment transactions	(567,852)		744,874
Net unrealized appreciation on investments	12,876,943		10,204,644

	$162,271,557		$166,349,280

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

New Jersey Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$122,670,468	12,002,151	$10.22	*

Class B	$1,996,939	195,329	$10.22

Class C	$37,604,150	3,677,073	$10.23

Ohio Portfolio

Class A	$120,573,349	11,392,259	$10.58	*

Class B	$1,832,960	173,373	$10.57

Class C	$43,942,971	4,153,948	$10.58

*	The maximum offering price per share for Class A of New Jersey Portfolio and Ohio Portfolio was $10.54 and $10.91, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	85

Statement of Assets & Liabilities

	Pennsylvania		Virginia
Assets
Investments in securities, at value Unaffiliated issuers (cost $124,185,047 and $275,772,271, respectively)	$133,108,656		$297,013,941
Affiliated issuers (cost $4,517,733 and $2,496,700, respectively)	4,517,733		2,496,700
Interest and dividends receivable	1,527,292		3,532,866
Receivable for shares of beneficial interest sold	183,552		235,077
Unrealized appreciation on interest rate swap contracts	– 0	–	1,152,592

Total assets	139,337,233		304,431,176

Liabilities
Payable for investment securities purchased	3,536,830		– 0	–
Payable for shares of beneficial interest redeemed	215,377		423,798
Dividends payable	111,836		235,153
Advisory fee payable	47,146		71,794
Distribution fee payable	45,375		104,953
Administrative fee payable	13,052		15,169
Transfer Agent fee payable	2,600		3,279
Accrued expenses	66,338		74,958

Total liabilities	4,038,554		929,104

Net Assets	$135,298,679		$303,502,072

Composition of Net Assets
Shares of beneficial interest, at par	$123,567		$261,473
Additional paid-in capital	125,235,680		278,665,392
Distributions in excess of net investment income	(111,836)		(19,048)
Accumulated net realized gain on investment transactions	1,127,659		2,199,993
Net unrealized appreciation on investments	8,923,609		22,394,262

	$135,298,679		$303,502,072

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Pennsylvania Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$105,044,320	9,593,758	$10.95	*

Class B	$1,699,132	155,188	$10.95

Class C	$28,555,227	2,607,744	$10.95

Virginia Portfolio

Class A	$228,316,910	19,657,607	$11.61	*

Class B	$2,083,183	179,667	$11.59

Class C	$73,101,979	6,310,022	$11.59

*	The maximum offering price per share for Class A of Pennsylvania Portfolio and Virginia Portfolio were $11.29 and $11.97, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

86	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2012

	Arizona	Massachusetts
Investment Income
Interest	$7,995,070	$12,047,349
Dividends – Affiliated issuers	1,061	3,191

Total income	7,996,131	12,050,540

Expenses
Advisory fee (see Note B)	775,700	1,304,587
Distribution fee – Class A	411,465	668,559
Distribution fee – Class B	20,870	26,824
Distribution fee – Class C	331,360	643,728
Transfer agency – Class A	40,970	60,849
Transfer agency – Class B	996	1,141
Transfer agency – Class C	10,982	19,914
Custodian	102,427	119,048
Administrative	55,110	58,318
Audit	39,434	39,859
Legal	31,102	30,862
Printing	23,814	31,249
Registration fees	9,970	304
Trustees’ fees	6,994	5,343
Miscellaneous	8,742	16,424

Total expenses before interest expense	1,869,936	3,027,009
Interest expense	10,692	– 0	–

Total expenses	1,880,628	3,027,009
Less: expenses waived and reimbursed by the Adviser (see Note B)	(278,827)	(175,351)

Net expenses	1,601,801	2,851,658

Net investment income	6,394,330	9,198,882

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	868,442	1,165,033
Swap contracts	(310,767)	497,440
Net change in unrealized appreciation/depreciation of:
Investments	6,239,368	13,416,414
Swap contracts	225,592	111,158

Net gain on investment transactions	7,022,635	15,190,045

Net Increase in Net Assets from Operations	$13,416,965	$24,388,927

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	87

Statement of Operations

	Michigan		Minnesota
Investment Income
Interest	$4,532,614		$4,650,433
Dividends – Affiliated issuers	1,419		2,086

Total income	4,534,033		4,652,519

Expenses
Advisory fee (see Note B)	446,583		498,371
Distribution fee – Class A	208,209		266,969
Distribution fee – Class B	12,111		3,506
Distribution fee – Class C	286,267		214,090
Transfer agency – Class A	38,812		36,214
Transfer agency – Class B	938		911
Transfer agency – Class C	17,189		9,556
Custodian	90,090		91,791
Administrative	54,189		56,160
Audit	38,745		38,742
Legal	25,146		31,116
Printing	16,142		16,552
Trustees’ fees	6,423		6,713
Registration fees	6,000		630
Miscellaneous	9,930		6,381

Total expenses before interest expense	1,256,774		1,277,702
Interest expense	– 0	–	7,615

Total expenses	1,256,774		1,285,317
Less: expenses waived and reimbursed by the Adviser (see Note B)	(41,343)		(124,242)

Net expenses	1,215,431		1,161,075

Net investment income	3,318,602		3,491,444

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions	818,142		541,143
Swap contracts	247,855		137,008
Net change in unrealized appreciation/ depreciation of:
Investments	1,457,302		3,364,865
Swap contracts	(7,941)		(11,623)

Net gain on investment transactions	2,515,358		4,031,393

Net Increase in Net Assets from Operations	$5,833,960		$7,522,837

See notes to financial statements.

88	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Operations

	New Jersey		Ohio
Investment Income
Interest	$7,138,909		$6,980,660
Dividends – Affiliated issuers	3,098		1,294

Total income	7,142,007		6,981,954

Expenses
Advisory fee (see Note B)	703,419		712,317
Distribution fee – Class A	355,059		339,660
Distribution fee – Class B	24,672		23,321
Distribution fee – Class C	354,953		427,406
Transfer agency – Class A	46,136		45,252
Transfer agency – Class B	1,505		1,623
Transfer agency – Class C	15,261		18,953
Custodian	97,518		100,011
Administrative	56,656		57,356
Audit	39,462		39,308
Legal	31,623		30,158
Printing	19,061		26,984
Trustees’ fees	6,961		7,029
Registration fees	3,239		592
Miscellaneous	10,573		6,950

Total expenses before interest expense	1,766,098		1,836,920
Interest expense	– 0	–	8,952

Total expenses	1,766,098		1,845,872
Less: expenses waived and reimbursed by the Adviser (see Note B)	(137,654)		(175,924)

Net expenses	1,628,444		1,669,948

Net investment income	5,513,563		5,312,006

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions	682,485		784,119
Swap contracts	119,234		140,923
Net change in unrealized appreciation/depreciation of:
Investments	7,266,360		4,941,854
Swap contracts	(2,468)		(11,955)

Net gain on investment transactions	8,065,611		5,854,941

Net Increase in Net Assets from Operations	$13,579,174		$11,166,947

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	89

Statement of Operations

	Pennsylvania		Virginia
Investment Income
Interest	$5,817,688		$11,139,247
Dividends – Affiliated issuers	3,080		5,140

Total income	5,820,768		11,144,387

Expenses
Advisory fee (see Note B)	595,901		1,252,456
Distribution fee – Class A	308,100		625,986
Distribution fee – Class B	23,421		25,912
Distribution fee – Class C	273,802		670,704
Transfer agency – Class A	45,787		61,542
Transfer agency – Class B	1,362		1,347
Transfer agency – Class C	12,904		22,109
Custodian	90,972		113,526
Administrative	54,211		59,668
Audit	39,515		40,960
Legal	30,744		31,032
Printing	24,519		36,940
Trustees’ fees	7,015		5,348
Registration fees	3,449		620
Miscellaneous	10,104		16,110

Total expenses	1,521,806		2,964,260

Less: expenses waived and reimbursed by the Adviser (see Note B)	(53,557)		(467,827)

Net expenses	1,468,249		2,496,433

Net investment income	4,352,519		8,647,954

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Investment transactions	1,134,455		2,641,670
Swap contracts	– 0	–	256,864
Net change in unrealized appreciation/depreciation of:
Investments	5,336,714		10,877,395
Swap contracts	– 0	–	102,978

Net gain on investment transactions	6,471,169		13,878,907

Net Increase in Net Assets from Operations	$10,823,688		$22,526,861

See notes to financial statements.

90	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Arizona
	Year Ended September 30, 2012		Year Ended September 30, 2011

Increase (Decrease) in Net Assets from Operations
Net investment income	$6,394,330		$7,271,117
Net realized gain (loss) on investment transactions	557,675		(791,234)
Net change in unrealized appreciation/depreciation of investments	6,464,960		(2,651,336)

Net increase in net assets from operations	13,416,965		3,828,547
Dividends and Distributions to Shareholders from
Net investment income
Class A	(5,271,483)		(5,978,658)
Class B	(66,026)		(118,923)
Class C	(1,042,795)		(1,182,875)
Net realized gain on investment transactions
Class A	– 0	–	(1,155,566)
Class B	– 0	–	(31,404)
Class C	– 0	–	(279,810)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	2,228,872		(27,713,514)

Total increase (decrease)	9,265,533		(32,632,203)
Net Assets
Beginning of period	168,899,394		201,531,597

End of period (including distributions in excess of net investment income of ($158,398) and ($183,725), respectively)	$178,164,927		$168,899,394

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	91

Statement of Changes in Net Assets

	Massachusetts
	Year Ended September 30, 2012	Year Ended September 30, 2011

Increase (Decrease) in Net Assets from Operations
Net investment income	$9,198,882	$8,928,462
Net realized gain on investment transactions	1,662,473	975,902
Net change in unrealized appreciation/depreciation of investments	13,527,572	(829,225)

Net increase in net assets from operations	24,388,927	9,075,139
Dividends to Shareholders from
Net investment income
Class A	(7,810,542)	(7,514,190)
Class B	(75,982)	(111,204)
Class C	(1,808,646)	(1,787,876)
Transactions in Shares of Beneficial Interest
Net increase	14,610,039	15,254,150

Total increase	29,303,796	14,916,019
Net Assets
Beginning of period	277,079,027	262,163,008

End of period (including distributions in excess of net investment income of ($209,074) and ($210,226), respectively)	$306,382,823	$277,079,027

See notes to financial statements.

92	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Michigan
	Year Ended September 30, 2012	Year Ended September 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,318,602	$3,599,971
Net realized gain on investment transactions	1,065,997	367,947
Net change in unrealized appreciation/depreciation of investments	1,449,361	(1,723,286)

Net increase in net assets from operations	5,833,960	2,244,632
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,638,415)	(2,709,612)
Class B	(37,924)	(76,047)
Class C	(891,331)	(1,056,388)
Net realized gain on investment transactions
Class A	(32,712)	– 0	–
Class B	(672)	– 0	–
Class C	(13,719)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	2,570,047	(14,553,984)

Total increase (decrease)	4,789,234	(16,151,399)
Net Assets
Beginning of period	96,305,778	112,457,177

End of period (including distributions in excess of net investment income of ($152,087) and ($157,594), respectively)	$101,095,012	$96,305,778

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	93

Statement of Changes in Net Assets

	Minnesota
	Year Ended September 30, 2012	Year Ended September 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,491,444	$3,834,765
Net realized gain on investment transactions	678,151	102,597
Net change in unrealized appreciation/depreciation of investments	3,353,242	(963,402)

Net increase in net assets from operations	7,522,837	2,973,960
Dividends to Shareholders from
Net investment income
Class A	(3,039,062)	(3,358,188)
Class B	(9,620)	(14,674)
Class C	(579,900)	(596,662)
Transactions in Shares of Beneficial Interest
Net decrease	(4,201,496)	(21,143,071)

Total decrease	(307,241)	(22,138,635)
Net Assets
Beginning of period	107,983,293	130,121,928

End of period (including distributions in excess of net investment income of ($100,094) and ($119,002), respectively)	$107,676,052	$107,983,293

See notes to financial statements.

94	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	New Jersey
	Year Ended September 30, 2012	Year Ended September 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,513,563	$6,180,896
Net realized gain on investment transactions	801,719	63,849
Net change in unrealized appreciation/depreciation of investments	7,263,892	(2,388,028)

Net increase in net assets from operations	13,579,174	3,856,717
Dividends to Shareholders from
Net investment income
Class A	(4,466,976)	(4,942,954)
Class B	(76,445)	(127,010)
Class C	(1,089,031)	(1,228,157)
Transactions in Shares of Beneficial Interest
Net decrease	(1,349,542)	(14,605,208)

Total increase (decrease)	6,597,180	(17,046,612)
Net Assets
Beginning of period	155,674,377	172,720,989

End of period (including distributions in excess of net investment income of ($160,711) and ($183,981), respectively)	$162,271,557	$155,674,377

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	95

Statement of Changes in Net Assets

	Ohio
	Year Ended September 30, 2012	Year Ended September 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,312,006	$5,441,824
Net realized gain on investment transactions	925,042	506,551
Net change in unrealized appreciation/depreciation of investments	4,929,899	(1,420,358)

Net increase in net assets from operations	11,166,947	4,528,017
Dividends to Shareholders from
Net investment income
Class A	(4,122,642)	(4,178,197)
Class B	(69,732)	(116,083)
Class C	(1,260,689)	(1,286,153)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	9,677,783	(17,955,231)

Total increase (decrease)	15,391,667	(19,007,647)
Net Assets
Beginning of period	150,957,613	169,965,260

End of period (including distributions in excess of net investment income of ($156,687) and ($158,193), respectively)	$166,349,280	$150,957,613

See notes to financial statements.

96	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Pennsylvania
	Year Ended September 30, 2012	Year Ended September 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,352,519	$4,846,268
Net realized gain on investment transactions	1,134,455	138,042
Net change in unrealized appreciation/depreciation of investments	5,336,714	(637,837)

Net increase in net assets from operations	10,823,688	4,346,473
Dividends and Distributions to Shareholders from
Net investment income
Class A	(3,536,878)	(3,905,732)
Class B	(64,805)	(115,528)
Class C	(750,836)	(825,008)
Net realized gain on investment transactions
Class A	(78,748)	(924,127)
Class B	(2,338)	(37,512)
Class C	(20,562)	(244,880)
Transactions in Shares of Beneficial Interest
Net decrease	(1,360,367)	(6,245,321)

Total increase (decrease)	5,009,154	(7,951,635)
Net Assets
Beginning of period	130,289,525	138,241,160

End of period (including distributions in excess of net investment income of ($111,836) and ($118,106), respectively)	$135,298,679	$130,289,525

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	97

Statement of Changes in Net Assets

	Virginia
	Year Ended September 30, 2012	Year Ended September 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,647,954	$8,976,009
Net realized gain on investment transactions	2,898,534	1,560,216
Net change in unrealized appreciation/depreciation of investments	10,980,373	(677,074)

Net increase in net assets from operations	22,526,861	9,859,151
Dividends and Distributions to Shareholders from
Net investment income
Class A	(7,033,676)	(7,259,112)
Class B	(70,320)	(120,307)
Class C	(1,798,941)	(1,846,560)
Net realized gain on investment transactions
Class A	(1,003,999)	(413,890)
Class B	(14,660)	(9,397)
Class C	(324,756)	(129,670)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	37,719,410	(15,691,486)

Total increase (decrease)	49,999,919	(15,611,271)
Net Assets
Beginning of period	253,502,153	269,113,424

End of period (including distributions in excess of net investment income of ($19,048) and ($20,929), respectively)	$303,502,072	$253,502,153

See notes to financial statements.

98	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Municipal Income Fund II (the “Fund”) which is a Massachusetts Business Trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund operates as a series company currently comprised of eight portfolios: Arizona Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. Each Portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”))

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	99

Notes to Financial Statements

or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the

100	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2012:

Arizona Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$159,870,899		$15,412,778		$175,283,677
Short-Term Investments		3,190,809		– 0	–	– 0	–	3,190,809

Total Investments in Securities		3,190,809		159,870,899		15,412,778		178,474,486
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$3,190,809		$159,870,899		$15,412,778		$178,474,486

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	101

Notes to Financial Statements

Massachusetts Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$292,397,160		$5,089,507		$297,486,667
Short-Term Investments		2,421,607		– 0	–	– 0	–	2,421,607

Total Investments in Securities		2,421,607		292,397,160		5,089,507		299,908,274
Other Financial Instruments*:
Assets:
Interest Rate Swap Contracts		– 0	–	– 0	–	2,123,681		2,123,681
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$2,421,607		$292,397,160		$7,213,188		$302,031,955

Michigan Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$94,199,676		$5,328,356		$99,528,032

Total Investments in Securities		– 0	–	94,199,676		5,328,356		99,528,032
Other Financial Instruments*:
Assets:
Interest Rate Swap Contracts		– 0	–	– 0	–	980,369		980,369
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total+	$	– 0	–	$94,199,676		$6,308,725		$100,508,401

102	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

Minnesota Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$107,081,799		$951,028		$108,032,827
Short-Term Investments		141,005		– 0	–	– 0	–	141,005

Total Investments in Securities		141,005		107,081,799		951,028		108,173,832
Other Financial Instruments*:
Assets:
Interest Rate Swap Contracts		– 0	–	– 0	–	511,543		511,543
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$141,005		$107,081,799		$1,462,571		$108,685,375

New Jersey Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$142,308,051		$12,008,485		$154,316,536
Short-Term Municipal Notes		– 0	–	2,000,000		– 0	–	2,000,000
Short-Term Investments		6,375,798		– 0	–	– 0	–	6,375,798

Total Investments in Securities		6,375,798		144,308,051		12,008,485		162,692,334
Other Financial Instruments*:
Assets:
Interest Rate Swap Contracts		– 0	–	– 0	–	469,597		469,597
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$6,375,798		$144,308,051		$12,478,082		$163,161,931

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	103

Notes to Financial Statements

Ohio Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$147,184,137		$16,118,480		$163,302,617
Short-Term Municipal Notes		– 0	–	1,200,000		– 0	–	1,200,000

Total Investments in Securities		– 0	–	148,384,137		16,118,480		164,502,617
Other Financial Instruments*:
Assets:
Interest Rate Swap Contracts		– 0	–	– 0	–	526,158		526,158
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total+	$	– 0	–	$148,384,137		$16,644,638		$165,028,775

Pennsylvania Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$121,983,158		$11,125,498		$133,108,656
Short-Term Investments		4,517,733		– 0	–	– 0	–	4,517,733

Total Investments in Securities		4,517,733		121,983,158		11,125,498		137,626,389
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$4,517,733		$121,983,158		$11,125,498		$137,626,389

104	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

Virginia Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$285,176,276		$11,837,665		$297,013,941
Short-Term Investments		2,496,700		– 0	–	– 0	–	2,496,700

Total Investments in Securities		2,496,700		285,176,276		11,837,665		299,510,641
Other Financial Instruments*:
Assets:
Interest Rate Swap Contracts		– 0	–	– 0	–	1,152,592		1,152,592
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$2,496,700		$285,176,276		$12,990,257		$300,663,233

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Arizona Portfolio	Long-Term Municipal Bonds			Interest Rate Swap Contracts			Total
Balance as of 9/30/11	$	– 0	–		$(225,592)		$(225,592)
Accrued discounts/(premiums)		7,709			– 0	–	7,709
Realized gain (loss)		(43)			(310,767)		(310,810)
Change in unrealized appreciation/depreciation		613,318			225,592		838,910
Purchases		– 0	–		– 0	–	– 0	–
Sales		(784,032)			– 0	–	(784,032)
Settlements		– 0	–		310,767		310,767
Transfers in to Level 3+		15,575,826			– 0	–	15,575,826
Transfers out of Level 3		– 0	–		– 0	–	– 0	–

Balance as of 9/30/12		$15,412,778		$	– 0	–	$15,412,778

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*		$613,318		$	– 0	–	$613,318

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	105

Notes to Financial Statements

Massachusetts Portfolio	Long-Term Municipal Bonds			Interest Rate Swap Contracts		Total
Balance as of 9/30/11	$	– 0	–	$2,012,523		$2,012,523
Accrued discounts/(premiums)		4,458		– 0	–	4,458
Realized gain (loss)		– 0	–	497,440		497,440
Change in unrealized appreciation/depreciation		148,818		111,158		259,976
Purchases		– 0	–	– 0	–	– 0	–
Sales		(8,000)		– 0	–	(8,000)
Settlements		– 0	–	(497,440)		(497,440)
Transfers in to Level 3+		4,944,231		– 0	–	4,944,231
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 9/30/12		$5,089,507		$2,123,681		$7,213,188

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*		$148,818		$111,158		$259,976

Michigan Portfolio	Long-Term Municipal Bonds			Interest Rate Swap Contracts		Total
Balance as of 9/30/11	$	– 0	–	$988,310		$988,310
Accrued discounts/(premiums)		6,801		– 0	–	6,801
Realized gain (loss)		– 0	–	247,855		247,855
Change in unrealized appreciation/depreciation		119,466		(7,941)		111,525
Purchases		– 0	–	– 0	–	– 0	–
Sales		(9,000)		– 0	–	(9,000)
Settlements		– 0	–	(247,855)		(247,855)
Transfers in to Level 3+		5,211,089		– 0	–	5,211,089
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 9/30/12		$5,328,356		$980,369		$6,308,725

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*		$119,466		$(7,941)		$111,525

106	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

Minnesota Portfolio	Long-Term Municipal Bonds			Interest Rate Swap Contracts		Total
Balance as of 9/30/11	$	– 0	–	$523,166		$523,166
Accrued discounts/(premiums)		532		– 0	–	532
Realized gain (loss)		542		137,008		137,550
Change in unrealized appreciation/depreciation		68,333		(11,623)		56,710
Purchases		271,898		– 0	–	271,898
Sales		(5,000)		– 0	–	(5,000)
Settlements		– 0	–	(137,008)		(137,008)
Transfers in to Level 3++		614,723		– 0	–	614,723
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 9/30/12		$951,028		$511,543		$1,462,571

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*		$68,333		$(11,623)		$56,710

New Jersey Portfolio	Long-Term Municipal Bonds			Interest Rate Swap Contracts		Total

Balance as of 9/30/11	$	– 0	–	$472,065		$472,065
Accrued discounts/(premiums)		(5,228)		– 0	–	(5,228)
Realized gain (loss)		(9,499)		119,234		109,735
Change in unrealized appreciation/depreciation		1,335,250		(2,468)		1,332,782
Purchases		– 0	–	– 0	–	– 0	–
Sales		(1,003,500)		– 0	–	(1,003,500)
Settlements		– 0	–	(119,234)		(119,234)
Transfers in to Level 3+		11,691,462		– 0	–	11,691,462
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 9/30/12		$12,008,485		$469,597		$12,478,082

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*		$1,335,250		$(2,468)		$1,332,782

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	107

Notes to Financial Statements

Ohio Portfolio	Long-Term Municipal Bonds			Interest Rate Swap Contracts		Total

Balance as of 9/30/11	$	– 0	–	$538,113		$538,113
Accrued discounts/(premiums)		(40,507)		– 0	–	(40,507)
Realized gain (loss)		(250)		140,923		140,673
Change in unrealized appreciation/depreciation		526,698		(11,955)		514,743
Purchases		– 0	–	– 0	–	– 0	–
Sales		(144,000)		– 0	–	(144,000)
Settlements		– 0	–	(140,923)		(140,923)
Transfers in to Level 3+		15,776,539		– 0	–	15,776,539
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 9/30/12		$16,118,480		$526,158		$16,644,638

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*		$526,698		$(11,955)		$514,743

Pennsylvania Portfolio	Long-Term Municipal Bonds			Total

Balance as of 9/30/11	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		36,436			36,436
Realized gain (loss)		24,081			24,081
Change in unrealized appreciation/depreciation		1,031,399			1,031,399
Purchases		– 0	–		– 0	–
Sales		(186,000)			(186,000)
Transfers in to Level 3+		10,219,582			10,219,582
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 9/30/12		$11,125,498			$11,125,498

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*		$1,031,399			$1,031,399

108	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

Virginia Portfolio	Long-Term Municipal Bonds			Interest Rate Swap Contracts		Total

Balance as of 9/30/11	$	– 0	–	$1,049,614		$1,049,614
Accrued discounts/(premiums)		12,298		– 0	–	12,298
Realized gain (loss)		(24,631)		256,864		232,233
Change in unrealized appreciation/ depreciation		662,327		102,978		765,305
Purchases		– 0	–	– 0	–	– 0	–
Sales		(1,569,600)		– 0	–	(1,569,600)
Settlements		– 0	–	(256,864)		(256,864)
Transfers in to Level 3+		12,757,271		– 0	–	12,757,271
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 9/30/12		$11,837,665		$1,152,592		$12,990,257

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*		$662,327		$102,978		$765,305

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	Transferred out of Level 2 into Level 3 due to insufficient observable inputs.

++	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolios with material categories of Level 3 investments at September 30, 2012:

Arizona Portfolio
Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 9/30/2012	Valuation Technique	Unobservable Input	Range
Local Governments – Municipal Bonds	$15,412,778	Third Party Vendor	Vendor Quote	$90.11-$101.19

Massachusetts Portfolio
Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 9/30/2012	Valuation Technique	Unobservable Input	Range
Local Governments – Municipal Bonds	$5,089,507	Third Party Vendor	Vendor Quote	$63.78-$102.96

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	109

Notes to Financial Statements

Michigan Portfolio
Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 9/30/2012	Valuation Technique	Unobservable Input	Range
Local Governments – Municipal Bonds	$5,328,356	Third Party Vendor	Vendor Quote	$87.90-$102.96

New Jersey Portfolio
Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 9/30/2012	Valuation Technique	Unobservable Input	Range
Local Governments – Municipal Bonds	$12,008,485	Third Party Vendor	Vendor Quote	$80.63-$128.82

Ohio Portfolio
Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 9/30/2012	Valuation Technique	Unobservable Input	Range
Local Governments – Municipal Bonds	$16,118,480	Third Party Vendor	Vendor Quote	$80.63-$109.93

Pennsylvania Portfolio
Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 9/30/2012	Valuation Technique	Unobservable Input	Range
Local Governments – Municipal Bonds	$11,125,498	Third Party Vendor	Vendor Quote	$87.90-$105.70

Virginia Portfolio
Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 9/30/2012	Valuation Technique	Unobservable Input	Range
Local Governments – Municipal Bonds	$11,837,665	Third Party Vendor	Vendor Quote	$62.90-$113.03

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the

110	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	111

Notes to Financial Statements

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, each Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of each Portfolio’s average daily net assets. Such fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis (the “Expense Caps”) as follows:

Portfolio	Class A	Class B	Class C
Arizona	.78%	1.48%	1.48%
Massachusetts	.82%	1.52%	1.52%
Michigan	1.01%	1.71%	1.71%
Minnesota	.90%	1.60%	1.60%
New Jersey	.87%	1.57%	1.57%
Ohio	.85%	1.55%	1.55%
Pennsylvania	.95%	1.65%	1.65%
Virginia	.72%	1.42%	1.42%

The Expense Caps will extend through January 31, 2013 and then may be extended by the Adviser for additional one year terms. For the year ended September 30, 2012, such waiver/reimbursement amounted to $278,827, $175,351, $41,343, $124,242, $137,654, $175,924, $53,557 and $467,827 for Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio

112	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

by the Adviser. For the year ended September 30, 2012, such fees amounted to $55,110, $58,318, $54,189, $56,160, $56,656, $57,356, $54,211 and $59,668 for Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2012, such compensation retained by ABIS amounted to: $19,395, $34,430, $27,163, $21,106, $27,331, $26,826, $29,005 and $35,883 for Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the year ended September 30, 2012 as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A		Class B		Class C
Arizona	$ – 0	–	$5,250		$924		$1,659
Massachusetts	520		– 0	–	130		8,047
Michigan	– 0	–	– 0	–	279		2,394
Minnesota	246		– 0	–	– 0	–	2,157
New Jersey	– 0	–	196		566		773
Ohio	– 0	–	– 0	–	17		3,061
Pennsylvania	– 0	–	– 0	–	– 0	–	438
Virginia	377		– 0	–	278		2,902

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	113

Notes to Financial Statements

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the year ended September 30, 2012 is as follows:

Portfolio	Market Value September 30, 2011 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value September 30, 2012 (000)		Dividend Income (000)
Arizona	$	– 0	–	$18,628	$15,437	$3,191		$1
Massachusetts		466		36,984	35,028	2,422		3
Michigan		1,825		20,847	22,672	– 0	–	1
Minnesota		– 0	–	18,188	18,047	141		2
New Jersey		2,550		33,583	29,757	6,376		3
Ohio		– 0	–	29,941	29,941	– 0	–	1
Pennsylvania		6,138		28,822	30,442	4,518		3
Virginia		4,475		70,601	72,579	2,497		5

NOTE C

Distribution Services Agreement

The Portfolios has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
Arizona	$3,396,998	$2,070,068
Massachusetts	3,348,869	3,706,824
Michigan	3,161,267	4,393,700
Minnesota	2,641,168	2,763,042
New Jersey	5,255,653	3,610,369
Ohio	4,283,028	3,887,854
Pennsylvania	3,532,580	3,441,955
Virginia	3,554,836	3,076,074

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees

114	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) for the year ended September 30, 2012, were as follows:

Portfolio	Purchases	Sales
Arizona	$28,318,964	$28,891,750
Massachusetts	30,544,047	17,894,863
Michigan	32,482,202	27,079,895
Minnesota	15,035,560	19,493,675
New Jersey	22,069,477	26,719,537
Ohio	49,589,541	41,600,471
Pennsylvania	29,632,911	25,474,151
Virginia	98,489,050	62,058,475

There were no purchases or sales of U.S. government and government agency obligations for the year ended September 30, 2012.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Portfolio	Cost	Appreciation	(Depreciation)
Arizona	$168,354,082	$10,170,682	$(50,278)	$10,120,404
Massachusetts	273,307,436	26,878,791	(277,953)	26,600,838
Michigan	95,005,448	4,653,062	(130,478)	4,522,584
Minnesota	100,298,619	7,903,691	(28,478)	7,875,213
New Jersey	150,291,072	12,660,493	(259,231)	12,401,262
Ohio	154,824,131	9,977,681	(299,195)	9,678,486
Pennsylvania	128,702,780	9,156,792	(233,183)	8,923,609
Virginia	278,268,971	21,674,930	(433,260)	21,241,670

1. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swap Agreements

Each Portfolio may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	115

Notes to Financial Statements

swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, each Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a

116	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2012, the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio and Virginia Portfolios held interest rate swaps for hedging purposes.

Documentation governing the Portfolios’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of September 30, 2012, none of the Portfolios had OTC derivatives with contingent features in net liability positions.

At September 30, 2012, the Portfolios had entered into the following derivatives:

Arizona Portfolio

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(310,767)	$225,592

Total		$(310,767)	$225,592

For nine months of the year ended September 30, 2012, the average monthly notional amount of interest rate swaps was $1,720,000.

Massachusetts Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$2,123,681

Total		$2,123,681

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	117

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$497,440	$111,158

Total		$497,440	$111,158

For the year ended September 30, 2012, the average monthly notional amount of interest rate swaps was $13,100,000.

Michigan Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$980,369

Total		$980,369

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$247,855	$(7,941)

Total		$247,855	$(7,941)

For the year ended September 30, 2012, the average monthly notional amount of interest rate swaps was $6,200,000.

118	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

Minnesota Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$511,543

Total		$511,543

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$137,008	$(11,623)

Total		$137,008	$(11,623)

For the year ended September 30, 2012, the average monthly notional amount of interest rate swaps was $3,500,000.

New Jersey Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$469,597

Total		$469,597

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$119,234	$(2,468)

Total		$119,234	$(2,468)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	119

Notes to Financial Statements

For the year ended September 30, 2012, the average monthly notional amount of interest rate swaps was $3,000,000.

Ohio Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$526,158

Total		$526,158

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$140,923	$(11,955)

Total		$140,923	$(11,955)

For the year ended September 30, 2012, the average monthly notional amount of interest rate swaps was $3,600,000.

Virginia Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$1,152,592

Total		$1,152,592

120	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$256,864	$102,978

Total		$256,864	$102,978

For the year ended September 30, 2012, the average monthly notional amount of interest rate swaps was $7,000,000.

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each Portfolio were as follows:

	Arizona Portfolio
	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Class A
Shares sold	1,292,003	1,158,480	$14,504,964	$12,414,735

Shares issued in reinvestment of dividends and distributions	307,372	384,732	3,436,470	4,105,511

Shares converted from Class B	39,436	126,191	439,639	1,355,578

Shares redeemed	(1,580,146)	(3,659,181)	(17,687,632)	(38,936,689)

Net increase (decrease)	58,665	(1,989,778)	$693,441	$(21,060,865)

Class B
Shares sold	2,673	418	$30,098	$4,828

Shares issued in reinvestment of dividends and distributions	4,029	10,171	44,862	108,194

Shares converted to Class A	(39,500)	(126,372)	(439,639)	(1,355,578)

Shares redeemed	(10,590)	(77,756)	(118,299)	(818,216)

Net decrease	(43,388)	(193,539)	$(482,978)	$(2,060,772)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	121

Notes to Financial Statements

	Arizona Portfolio
	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Class C
Shares sold	462,437	287,887	$5,201,900	$3,088,762

Shares issued in reinvestment of dividends and distributions	61,757	84,961	689,925	904,405

Shares redeemed	(347,320)	(810,308)	(3,873,416)	(8,585,044)

Net increase (decrease)	176,874	(437,460)	$2,018,409	$(4,591,877)

	Massachusetts Portfolio
	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Class A
Shares sold	3,589,992	8,308,336	$41,837,578	$89,548,401

Shares issued in reinvestment of dividends	312,095	302,462	3,618,401	3,303,296

Shares converted from Class B	82,505	101,181	956,243	1,103,706

Shares redeemed	(3,402,192)	(6,649,727)	(39,462,715)	(71,634,166)

Net increase	582,400	2,062,252	$6,949,507	$22,321,237

Class B
Shares sold	3,964	2,695	$46,358	$30,172

Shares issued in reinvestment of dividends	4,176	6,425	48,152	69,938

Shares converted to Class A	(82,684)	(101,376)	(956,243)	(1,103,706)

Shares redeemed	(11,999)	(51,967)	(139,057)	(556,547)

Net decrease	(86,543)	(144,223)	$(1,000,790)	$(1,560,143)

Class C
Shares sold	1,223,020	873,484	$14,221,401	$9,537,803

Shares issued in reinvestment of dividends	117,074	121,459	1,354,904	1,323,729

Shares redeemed	(596,443)	(1,512,048)	(6,914,983)	(16,368,476)

Net increase (decrease)	743,651	(517,105)	$8,661,322	$(5,506,944)

122	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	Michigan Portfolio
	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Class A
Shares sold	1,194,639	890,286	$12,978,758	$9,445,590

Shares issued in reinvestment of dividends and distributions	165,662	169,080	1,800,008	1,793,928

Shares converted from Class B	24,298	87,033	264,979	921,552

Shares redeemed	(1,029,170)	(1,758,547)	(11,209,301)	(18,531,430)

Net increase (decrease)	355,429	(612,148)	$3,834,444	$(6,370,360)

Class B
Shares sold	3,191	11,786	$34,692	$126,664

Shares issued in reinvestment of dividends and distributions	3,291	6,176	35,658	65,375

Shares converted to Class A	(24,343)	(87,184)	(264,979)	(921,552)

Shares redeemed	(26,627)	(92,679)	(288,901)	(984,143)

Net decrease	(44,488)	(161,901)	$(483,530)	$(1,713,656)

Class C
Shares sold	223,934	213,551	$2,430,421	$2,268,271

Shares issued in reinvestment of dividends and distributions	62,074	73,645	673,358	780,167

Shares redeemed	(357,968)	(897,889)	(3,884,646)	(9,518,406)

Net decrease	(71,960)	(610,693)	$(780,867)	$(6,469,968)

	Minnesota Portfolio
	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Class A
Shares sold	1,356,294	1,618,138	$14,321,574	$16,281,059

Shares issued in reinvestment of dividends	169,172	188,716	1,782,723	1,898,874

Shares converted from Class B	12,937	13,863	137,906	139,961

Shares redeemed	(1,983,100)	(3,801,092)	(21,048,638)	(37,932,172)

Net decrease	(444,697)	(1,980,375)	$(4,806,435)	$(19,612,278)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	123

Notes to Financial Statements

	Minnesota Portfolio
	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Class B
Shares sold	35	1,114	$369	$11,318

Shares issued in reinvestment of dividends	560	971	5,880	9,769

Shares converted to Class A	(12,940)	(13,863)	(137,906)	(139,961)

Shares redeemed	(11,848)	(11,106)	(125,002)	(112,822)

Net decrease	(24,193)	(22,884)	$(256,659)	$(231,696)

Class C
Shares sold	380,215	420,125	$4,024,872	$4,242,625

Shares issued in reinvestment of dividends	40,577	42,002	427,937	423,208

Shares redeemed	(340,388)	(597,343)	(3,591,211)	(5,964,930)

Net increase (decrease)	80,404	(135,216)	$861,598	$(1,299,097)

	New Jersey Portfolio
	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Class A
Shares sold	1,244,145	3,446,517	$12,489,077	$32,409,455

Shares issued in reinvestment of dividends	220,541	217,442	2,197,433	2,062,490

Shares converted from Class B	88,941	121,602	886,302	1,155,478

Shares redeemed	(1,752,206)	(4,732,290)	(17,388,359)	(44,496,945)

Net decrease	(198,579)	(946,729)	$(1,815,547)	$(8,869,522)

Class B
Shares sold	14,373	17,781	$142,956	$165,930

Shares issued in reinvestment of dividends	5,098	9,226	50,661	87,448

Shares converted to Class A	(88,921)	(121,590)	(886,302)	(1,155,478)

Shares redeemed	(42,248)	(95,148)	(419,807)	(894,707)

Net decrease	(111,698)	(189,731)	$(1,112,492)	$(1,796,807)

124	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	New Jersey Portfolio
	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Class C
Shares sold	423,393	319,820	$4,250,868	$3,054,990

Shares issued in reinvestment of dividends	78,471	91,883	782,374	871,051

Shares redeemed	(347,429)	(835,459)	(3,454,745)	(7,864,920)

Net increase (decrease)	154,435	(423,756)	$1,578,497	$(3,938,879)

	Ohio Portfolio
	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Class A
Shares sold	2,307,218	2,725,965	$24,058,739	$27,294,711

Shares issued in reinvestment of dividends	265,205	271,008	2,755,959	2,713,237

Shares converted from Class B	116,248	110,335	1,205,512	1,106,167

Shares redeemed	(1,716,374)	(4,500,647)	(17,883,799)	(44,572,327)

Net increase (decrease)	972,297	(1,393,339)	$10,136,411	$(13,458,212)

Class B
Shares sold	2,981	3,846	$30,940	$38,806

Shares issued in reinvestment of dividends	5,287	9,074	54,731	92,220

Shares converted to Class A	(116,365)	(110,471)	(1,205,512)	(1,106,167)

Shares redeemed	(20,815)	(89,142)	(214,479)	(884,047)

Net decrease	(128,912)	(186,693)	$(1,334,320)	$(1,859,188)

Class C
Shares sold	618,816	415,581	$6,448,618	$4,153,464

Shares issued in reinvestment of dividends	84,638	87,461	879,060	875,370

Shares redeemed	(619,511)	(768,105)	(6,451,986)	(7,666,665)

Net increase (decrease)	83,943	(265,063)	$875,692	$(2,637,831)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	125

Notes to Financial Statements

	Pennsylvania Portfolio
	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Class A
Shares sold	757,698	1,488,345	$8,135,433	$15,015,035

Shares issued in reinvestment of dividends and distributions	197,139	278,023	2,105,026	2,812,607

Shares converted from Class B	129,905	106,214	1,384,763	1,077,725

Shares redeemed	(1,211,720)	(2,100,612)	(12,946,738)	(21,182,794)

Net decrease	(126,978)	(228,030)	$(1,321,516)	$(2,277,427)

Class B
Shares sold	4,573	4,765	$48,654	$49,050

Shares issued in reinvestment of dividends and distributions	4,187	10,243	44,522	103,534

Shares converted to Class A	(129,905)	(106,214)	(1,384,763)	(1,077,725)

Shares redeemed	(26,894)	(45,713)	(287,686)	(465,395)

Net decrease	(148,039)	(136,919)	$(1,579,273)	$(1,390,536)

Class C
Shares sold	256,101	150,174	$2,726,412	$1,533,173

Shares issued in reinvestment of dividends and distributions	51,575	77,191	550,914	780,289

Shares redeemed	(162,105)	(483,348)	(1,736,904)	(4,890,820)

Net increase (decrease)	145,571	(255,983)	$1,540,422	$(2,577,358)

	Virginia Portfolio
	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Class A
Shares sold	3,886,559	2,584,329	$44,054,986	$27,857,809

Shares issued in reinvestment of dividends and distributions	431,813	432,883	4,876,111	4,653,349

Shares converted from Class B	88,274	84,190	1,000,751	907,102

Shares redeemed	(1,780,001)	(4,547,817)	(20,155,195)	(48,598,379)

Net increase (decrease)	2,626,645	(1,446,415)	$29,776,653	$(15,180,119)

126	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	Virginia Portfolio
	Shares		Amount
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Class B
Shares sold	8,244	6,543	$93,025	$68,911

Shares issued in reinvestment of dividends and distributions	4,962	8,285	55,787	88,752

Shares converted to Class A	(88,430)	(84,338)	(1,000,751)	(907,102)

Shares redeemed	(27,399)	(78,248)	(310,285)	(830,609)

Net decrease	(102,623)	(147,758)	$(1,162,224)	$(1,580,048)

Class C
Shares sold	1,306,021	848,553	$14,788,576	$9,190,276

Shares issued in reinvestment of dividends and distributions	144,105	137,221	1,622,610	1,470,979

Shares redeemed	(645,245)	(901,111)	(7,306,205)	(9,592,574)

Net increase	804,881	84,663	$9,104,981	$1,068,681

NOTE F

Risks Involved in Investing in the Portfolios

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolios of the AllianceBernstein Municipal Income Fund II are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions. To the extent that these Portfolios invest more of their assets in a particular state’s municipal securities, these Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. These Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	127

Notes to Financial Statements

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolios’ assets can decline as can the real value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the year ended September 30, 2012.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 were as follows:

Arizona Portfolio	2012		2011
Distributions paid from:
Ordinary income	$61,230		$115,128
Long-term capital gains	– 0	–	1,432,139

Total taxable distributions	61,230		1,547,267
Tax exempt distributions	6,319,074		7,199,969

Total distributions paid	$6,380,304		$8,747,236

128	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

Massachusetts Portfolio	2012	2011
Distributions paid from:
Ordinary income	$413,455	$406,498

Total taxable distributions	413,455	406,498
Tax exempt distributions	9,281,715	9,006,772

Total distributions paid	$9,695,170	$9,413,270

Michigan Portfolio	2012	2011
Distributions paid from:
Ordinary income	$197,348	$193,368
Long-term capital gains	53,823	7,782

Total taxable distributions	251,171	201,150
Tax exempt distributions	3,363,602	3,640,897

Total distributions paid	$3,614,773	$3,842,047

Minnesota Portfolio	2012	2011
Distributions paid from:
Ordinary income	$113,862	$113,207
Long-term capital gains	19,038	– 0	–

Total taxable distributions	132,900	113,207
Tax exempt distributions	3,495,682	3,856,317

Total distributions paid	$3,628,582	$3,969,524

New Jersey Portfolio	2012	2011
Distributions paid from:
Ordinary income	$138,936	$124,568

Total taxable distributions	138,936	124,568
Tax exempt distributions	5,493,516	6,173,553

Total distributions paid	$5,632,452	$6,298,121

Ohio Portfolio	2012	2011
Distributions paid from:
Ordinary income	$128,003	$123,769
Long-term capital gains	1,640	– 0	–

Total taxable distributions	129,643	123,769
Tax exempt distributions	5,323,420	5,456,664

Total distributions paid	$5,453,063	$5,580,433

Pennsylvania Portfolio	2012	2011
Distributions paid from:
Ordinary income	$87,812	$51,108
Long-term capital gains	107,918	1,217,967

Total taxable distributions	195,730	1,269,075
Tax exempt distributions	4,258,437	4,783,712

Total distributions paid	$4,454,167	$6,052,787

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	129

Notes to Financial Statements

Virginia Portfolio	2012	2011
Distributions paid from:
Ordinary income	$222,980	$302,697
Long-term capital gains	1,343,415	338,080

Total taxable distributions	1,566,395	640,777
Tax exempt distributions	8,679,957	9,138,159

Total distributions paid	$10,246,352	$9,778,936

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)			Undistributed Long-Term Gains			Accumulated Capital and Other Losses(b)		Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
Arizona	$	– 0	–	$	– 0	–$	(239,285)		$10,120,404	$9,881,119
Massachusetts		124,461			1,163,421		– 0	–	28,651,808	29,939,690
Michigan		– 0	–		810,715		– 0	–	5,441,025	6,251,740
Minnesota		– 0	–		350,532		– 0	–	8,364,012	8,714,544
New Jersey		– 0	–		– 0	–	(561,768)		12,847,908	12,286,140
Ohio		– 0	–		744,874		– 0	–	10,181,251	10,926,125
Pennsylvania		– 0	–		1,127,659		– 0	–	8,923,609	10,051,268
Virginia		235,153			2,199,993		– 0	–	22,375,213	24,810,359

(a)	Includes tax exempt income as shown below:

Massachusetts	$122,849
Virginia	235,153

(b)

During the fiscal year ended September 30, 2012, Minnesota Portfolio, New Jersey Portfolio, and Ohio Portfolio utilized capital loss carryforwards of $140,036, $629,828, and $37,605, respectively, to offset current year net realized gains. Additionally, as of September 30, 2012 certain Portfolios had capital loss carryforwards for federal income tax purposes.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

130	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

As of September 30, 2012, certain Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount			Long-Term Amount	Expiration
Arizona	$	– 0	–	$239,285	No expiration
New Jersey		466,148		n/a	2018
New Jersey		95,620		n/a	2019

During the current fiscal year, the Portfolios had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio—primarily due to the tax treatment of swaps and the redesignation of dividends—is reflected as an adjustment to the components of capital as of September 30, 2012 as shown below:

Portfolio	Increase(Decrease) to Additional Paid-In Capital		Increase(Decrease) to Distributions in Excess of Net Investment Income	Increase(Decrease) to Accumulated Net Realized Gain(Loss) on Investment Transactions
Arizona	$(24,477)		$11,301	$13,176
Massachusetts	– 0	–	497,440	(497,440)
Michigan	– 0	–	254,575	(254,575)
Minnesota	– 0	–	156,046	(156,046)
New Jersey	(22,925)		142,159	(119,234)
Ohio	– 0	–	142,563	(142,563)
Pennsylvania	– 0	–	6,270	(6,270)
Virginia	– 0	–	256,864	(256,864)

NOTE I

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	131

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Arizona Portfolio
Class A
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.95	$ 11.17	$ 11.02	$ 10.28	$ 10.93

Income From Investment Operations
Net investment income(a)(b)	.43	.45	.44	.45	.44
Net realized and unrealized gain (loss) on investment transactions	.46	(.13)	.15	.74	(.65)

Net increase (decrease) in net asset value from operations	.89	.32	.59	1.19	(.21)

Less: Dividends and Distributions
Dividends from net investment income	(.43)	(.46)	(.44)	(.45)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	(.08)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.43)	(.54)	(.44)	(.45)	(.44)

Net asset value, end of period	$ 11.41	$ 10.95	$ 11.17	$ 11.02	$ 10.28

Total Return
Total investment return based on net asset value(c)	8.27%	3.07%	5.55%	11.97%	(2.08)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$140,768	$134,466	$159,374	$172,697	$166,997
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.79%	.78%	.78	%(d)	.78%	.78%
Expenses, net of waivers/reimbursements, excluding interest expense	.78%	.78%	.78	%(d)	.78%	.78%
Expenses, before waivers/reimbursements	.95%	.95%	.94	%(d)	.93%	.93%
Expenses, before waivers/reimbursements, excluding interest expense	.94%	.95%	.94	%(d)	.93%	.93%
Net investment income(a)	3.85%	4.22%	4.06	%(d)	4.38%	4.02%
Portfolio turnover rate	17%	2%	10%	7%	25%

See footnote summary on page 156.

132	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Arizona Portfolio
Class B
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.93	$ 11.15	$ 11.01	$ 10.26	$ 10.91

Income From Investment Operations
Net investment income(a)(b)	.35	.38	.37	.38	.36
Net realized and unrealized gain (loss) on investment transactions	.46	(.14)	.14	.75	(.65)

Net increase (decrease) in net asset value from operations	.81	.24	.51	1.13	(.29)

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.38)	(.37)	(.38)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	(.08)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.35)	(.46)	(.37)	(.38)	(.36)

Net asset value, end of period	$ 11.39	$ 10.93	$ 11.15	$ 11.01	$ 10.26

Total Return
Total investment return based on net asset value(c)	7.54%	2.36%	4.74%	11.32%	(2.76)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,933	$2,330	$4,535	$7,409	$14,485
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.49%	1.48%	1.48	%(d)	1.48%	1.48%
Expenses, net of waivers/reimbursements, excluding interest expense	1.48%	1.48%	1.48	%(d)	1.48%	1.48%
Expenses, before waivers/reimbursements	1.67%	1.67%	1.65	%(d)	1.65%	1.66%
Expenses, before waivers/reimbursements, excluding interest expense	1.66%	1.67%	1.65	%(d)	1.65%	1.66%
Net investment income(a)	3.17%	3.53%	3.37	%(d)	3.70%	3.32%
Portfolio turnover rate	17%	2%	10%	7%	25%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	133

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Arizona Portfolio
Class C
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.93	$ 11.15	$ 11.01	$ 10.26	$ 10.91

Income From Investment Operations
Net investment income(a)(b)	.35	.38	.37	.38	.36
Net realized and unrealized gain (loss) on investment transactions	.46	(.14)	.14	.75	(.65)

Net increase (decrease) in net asset value from operations	.81	.24	.51	1.13	(.29)

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.38)	(.37)	(.38)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	(.08)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.35)	(.46)	(.37)	(.38)	(.36)

Net asset value, end of period	$ 11.39	$ 10.93	$ 11.15	$ 11.01	$ 10.26

Total Return
Total investment return based on net asset value(c)	7.54%	2.35%	4.74%	11.32%	(2.76)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$35,464	$32,103	$37,623	$34,975	$30,000
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.49%	1.48%	1.48	%(d)	1.48%	1.48%
Expenses, net of waivers/reimbursements, excluding interest expense	1.48%	1.48%	1.48	%(d)	1.48%	1.48%
Expenses, before waivers/reimbursements	1.65%	1.66%	1.64	%(d)	1.64%	1.64%
Expenses, before waivers/reimbursements, excluding interest expense	1.64%	1.66%	1.64	%(d)	1.64%	1.64%
Net investment income(a)	3.16%	3.53%	3.37	%(d)	3.68%	3.33%
Portfolio turnover rate	17%	2%	10%	7%	25%
See footnote summary on page 156.

134	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Massachusetts Portfolio
Class A
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.28	$ 11.32	$ 11.08	$ 10.36	$ 10.81

Income From Investment Operations
Net investment income(a)(b)	.39	.38	.39	.42	.42
Net realized and unrealized gain (loss) on investment transactions	.61	(.02	)†	.26	.74	(.43)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(e)

Net increase (decrease) in net asset value from operations	1.00	.36	.65	1.16	(.01)

Less: Dividends
Dividends from net investment income	(.41)	(.40)	(.41)	(.44)	(.44)

Net asset value, end of period	$ 11.87	$ 11.28	$ 11.32	$ 11.08	$ 10.36

Total Return
Total investment return based on net asset value(c)	8.98%	3.38%	6.02%	11.50%	(.22)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$233,271	$215,025	$192,427	$158,368	$109,951
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.82%	.82%	.82	%(d)	.82%	.82%
Expenses, before waivers/reimbursements	.88%	.89%	.93	%(d)	.95%	1.01%
Net investment income(a)	3.33%	3.51%	3.50	%(d)	3.96%	3.90%
Portfolio turnover rate	6%	15%	14%	7%	32%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	135

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Massachusetts Portfolio
Class B
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.25	$ 11.29	$ 11.06	$ 10.34	$ 10.79

Income From Investment Operations
Net investment income(a)(b)	.31	.30	.31	.34	.34
Net realized and unrealized gain (loss) on investment transactions	.62	(.01	)†	.25	.75	(.43)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(e)

Net increase (decrease) in net asset value from operations	.93	.29	.56	1.09	(.09)

Less: Dividends
Dividends from net investment income	(.33)	(.33)	(.33)	(.37)	(.36)

Net asset value, end of period	$ 11.85	$ 11.25	$ 11.29	$ 11.06	$ 10.34

Total Return
Total investment return based on net asset value(c)	8.34%	2.68%	5.21%	10.75%	(.91)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,223	$3,086	$4,725	$7,600	$13,477
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.52%	1.52%	1.52	%(d)	1.52%	1.52%
Expenses, before waivers/ reimbursements	1.60%	1.61%	1.64	%(d)	1.67%	1.73%
Net investment income(a)	2.66%	2.81%	2.82	%(d)	3.29%	3.23%
Portfolio turnover rate	6%	15%	14%	7%	32%

See footnote summary on page 156.

136	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Massachusetts Portfolio
Class C
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.26	$ 11.30	$ 11.06	$ 10.34	$ 10.79

Income From Investment Operations
Net investment income(a)(b)	.31	.31	.31	.34	.34
Net realized and unrealized gain (loss) on investment transactions	.61	(.02	)†	.26	.75	(.43)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(e)

Net increase (decrease) in net asset value from operations	.92	.29	.57	1.09	(.09)

Less: Dividends
Dividends from net investment income	(.33)	(.33)	(.33)	(.37)	(.36)

Net asset value, end of period	$ 11.85	$ 11.26	$ 11.30	$ 11.06	$ 10.34

Total Return
Total investment return based on net asset value(c)	8.24%	2.67%	5.29%	10.75%	(.91)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$70,889	$58,968	$65,011	$45,510	$36,834
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.52%	1.52%	1.52	%(d)	1.52%	1.52%
Expenses, before waivers/ reimbursements	1.59%	1.60%	1.63	%(d)	1.66%	1.72%
Net investment income(a)	2.64%	2.81%	2.80	%(d)	3.27%	3.22%
Portfolio turnover rate	6%	15%	14%	7%	32%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	137

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Michigan Portfolio
Class A
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.76	$ 10.89	$ 10.79	$ 10.11	$ 10.74

Income From Investment Operations
Net investment income(a)(b)	.39	.41	.39	.40	.40
Net realized and unrealized gain (loss) on investment transactions	.28	(.11)	.13	.70	(.60)
Contributions from Adviser	– 0	–	– 0	–	.00	(e)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.67	.30	.52	1.10	(.20)

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.43)	(.42)	(.42)	(.41)
Distributions from net realized gain on investment transactions	(.01)	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.42)	(.43)	(.42)	(.42)	(.43)

Net asset value, end of period	$ 11.01	$ 10.76	$ 10.89	$ 10.79	$ 10.11

Total Return
Total investment return based on net asset value(c)	6.33%	2.92%	4.92%	11.18%	(1.97)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$71,424	$66,033	$73,445	$73,799	$67,798
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.01%	1.01%	1.01	%(d)	1.01%	1.01%
Expenses, before waiver/ reimbursements	1.05%	1.09%	1.06	%(d)	1.07%	1.06%
Net investment income(a)	3.55%	3.84%	3.67	%(d)	3.93%	3.77%
Portfolio turnover rate	28%	3%	5%	11%	13%

See footnote summary on page 156.

138	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Michigan Portfolio
Class B
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.74	$ 10.87	$ 10.77	$ 10.09	$ 10.72
Income From Investment Operations
Net investment income(a)(b)	.31	.34	.32	.33	.32
Net realized and unrealized gain (loss) on investment transactions	.27	(.10)	.12	.70	(.59)
Contributions from Adviser	– 0	–	– 0	–	.00	(e)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.58	.24	.44	1.03	(.27)

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.37)	(.34)	(.35)	(.34)
Distributions from net realized gain on investment transactions	(.01)	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.34)	(.37)	(.34)	(.35)	(.36)

Net asset value, end of period	$ 10.98	$ 10.74	$ 10.87	$ 10.77	$ 10.09

Total Return
Total investment return based on net asset value(c)	5.52%	2.27%	4.17%	10.45%	(2.65)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,003	$1,460	$3,235	$5,424	$10,378
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.71%	1.71%	1.71	%(d)	1.71%	1.71%
Expenses, before waivers/reimbursements	1.78%	1.80%	1.78	%(d)	1.79%	1.78%
Net investment income(a)	2.88%	3.16%	2.99	%(d)	3.25%	3.08%
Portfolio turnover rate	28%	3%	5%	11%	13%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	139

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Michigan Portfolio
Class C
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.75	$ 10.87	$ 10.78	$ 10.09	$ 10.73
Income From Investment Operations
Net investment income(a)(b)	.31	.33	.32	.33	.33
Net realized and unrealized gain (loss) on investment transactions	.27	(.09)	.11	.71	(.61)
Contributions from Adviser	– 0	–	– 0	–	.00	(e)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.58	.24	.43	1.04	(.28)

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.36)	(.34)	(.35)	(.34)
Distributions from net realized gain on investment transactions	(.01)	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.34)	(.36)	(.34)	(.35)	(.36)

Net asset value, end of period	$ 10.99	$ 10.75	$ 10.87	$ 10.78	$ 10.09

Total Return
Total investment return based on net asset value(c)	5.51%	2.30%	4.10%	10.54%	(2.74)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,668	$28,813	$35,777	$35,905	$34,290
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.71%	1.71%	1.71	%(d)	1.71%	1.71%
Expenses, before waivers/ reimbursements	1.76%	1.79%	1.76	%(d)	1.78%	1.76%
Net investment income(a)	2.86%	3.15%	2.97	%(d)	3.24%	3.08%
Portfolio turnover rate	28%	3%	5%	11%	13%

See footnote summary on page 156.

140	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Minnesota Portfolio
	Class A
	Year Ended September 30,
	2012	2011	2010		2009	2008

Net asset value, beginning of period	$ 10.35	$ 10.35	$ 10.17		$ 9.51	$ 10.05

Income From Investment Operations
Net investment income(a)(b)	.35	.35	.32		.37	.39
Net realized and unrealized gain (loss) on investment transactions	.38	.01†	.19		.67	(.53)

Net increase (decrease) in net asset value from operations	.73	.36	.51		1.04	(.14)

Less: Dividends
Dividends from net investment income	(.36)	(.36)	(.33)		(.38)	(.40)

Net asset value, end of period	$ 10.72	$ 10.35	$ 10.35		$ 10.17	$ 9.51

Total Return
Total investment return based on net asset value(c)	7.17%	3.68%	5.10%		11.20%	(1.53)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$85,035	$86,705	$107,206		$93,916	$78,064
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91%	.90%	.90	%(d)	.90%	.90%
Expenses, net of waivers/reimbursements, excluding interest expense	.90%	.90%	.90	%(d)	.90%	.90%
Expenses, before waivers /reimbursements	1.02%	1.02%	1.02	%(d)	1.07%	1.10%
Expenses, before waivers /reimbursements, excluding interest expense	1.02%	1.02%	1.02	%(d)	1.07%	1.10%
Net investment income(a)	3.29%	3.48%	3.11	%(d)	3.79%	3.93%
Portfolio turnover rate	14%	10%	22%		1%	7%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	141

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Minnesota Portfolio
	Class B
	Year Ended September 30,
	2012	2011	2010		2009	2008

Net asset value, beginning of period	$ 10.35	$ 10.35	$ 10.17		$ 9.51	$ 10.05

Income From Investment Operations
Net investment income(a)(b)	.28	.28	.25		.30	.32
Net realized and unrealized gain (loss) on investment transactions	.37	.01†	.19		.67	(.53)

Net increase (decrease) in net asset value from operations	.65	.29	.44		.97	(.21)

Less: Dividends
Dividends from net investment income	(.29)	(.29)	(.26)		(.31)	(.33)

Net asset value, end of period	$ 10.71	$ 10.35	$ 10.35		$ 10.17	$ 9.51

Total Return
Total investment return based on net asset value(c)	6.33%	2.96%	4.39%		10.43%	(2.21)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$196	$440	$676		$1,165	$2,805
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.61%	1.60%	1.60	%(d)	1.60%	1.60%
Expenses, net of waivers/reimbursements, excluding interest expense	1.60%	1.60%	1.60	%(d)	1.60%	1.60%
Expenses, before waivers/ reimbursements	1.94%	1.90%	1.76	%(d)	1.81%	1.81%
Expenses, before waivers/ reimbursements, excluding interest expense	1.94%	1.90%	1.76	%(d)	1.81%	1.81%
Net investment income(a)	2.62%	2.77%	2.45	%(d)	3.19%	3.21%
Portfolio turnover rate	14%	10%	22%		1%	7%

See footnote summary on page 156.

142	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Minnesota Portfolio
	Class C
	Year Ended September 30,
	2012	2011	2010		2009	2008

Net asset value, beginning of period	$ 10.36	$ 10.36	$ 10.18		$ 9.52	$ 10.06

Income From Investment Operations
Net investment income(a)(b)	.27	.28	.24		.30	.32
Net realized and unrealized gain (loss) on investment transactions	.39	.01†	.20		.67	(.53)

Net increase (decrease) in net asset value from operations	.66	.29	.44		.97	(.21)

Less: Dividends
Dividends from net investment income	(.29)	(.29)	(.26)		(.31)	(.33)

Net asset value, end of period	$ 10.73	$ 10.36	$ 10.36		$ 10.18	$ 9.52

Total Return
Total investment return based on net asset value(c)	6.41%	2.95%	4.37%		10.42%	(2.21)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,445	$20,838	$22,240		$18,729	$14,192
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.61%	1.60%	1.60	%(d)	1.60%	1.60%
Expenses, net of waivers/reimbursements, excluding interest expense	1.60%	1.60%	1.60	%(d)	1.60%	1.60%
Expenses, before waivers/ reimbursements	1.72%	1.73%	1.72	%(d)	1.78%	1.80%
Expenses, before waivers/ reimbursements, excluding interest expense	1.72%	1.73%	1.72	%(d)	1.78%	1.80%
Net investment income(a)	2.58%	2.79%	2.41	%(d)	3.07%	3.22%
Portfolio turnover rate	14%	10%	22%		1%	7%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	143

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	New Jersey Portfolio
	Class A
	Year Ended September 30,
	2012	2011		2010		2009	2008

Net asset value, beginning of period	$ 9.71	$ 9.82		$ 9.55		$ 9.13	$ 9.76

Income From Investment Operations
Net investment income(a)(b)	.37	.39		.39		.40	.40
Net realized and unrealized gain (loss) on investment transactions	.52	(.11)		.28		.43	(.63)

Net increase (decrease) in net asset value from operations	.89	.28		.67		.83	(.23)

Less: Dividends
Dividends from net investment income	(.38)	(.39)		(.40)		(.41)	(.40)

Net asset value, end of period	$ 10.22	$ 9.71		$ 9.82		$ 9.55	$ 9.13

Total Return
Total investment return based on net asset value(c)	9.29%	3.08%		7.17%		9.45%	(2.46	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$122,671	$118,468		$129,078		$130,515	$116,562
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.87%	.87%		.87	%(d)	.87%	.87%
Expenses, before waivers/ reimbursements	.96%	.97%		.97	%(d)	.99%	.99%
Net investment income(a)	3.70%	4.09%		4.08	%(d)	4.48%	4.15%
Portfolio turnover rate	14%	0	%(f)	9%		8%	32%

See footnote summary on page 156.

144	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	New Jersey Portfolio
	Class B
	Year Ended September 30,
	2012	2011		2010		2009	2008

Net asset value, beginning of period	$ 9.71	$ 9.82		$ 9.55		$ 9.13	$ 9.76

Income From Investment Operations
Net investment income(a)(b)	.30	.32		.32		.34	.33
Net realized and unrealized gain (loss) on investment transactions	.52	(.10)		.28		.43	(.62)

Net increase (decrease) in net asset value from operations	.82	.22		.60		.77	(.29)

Less: Dividends
Dividends from net investment income	(.31)	(.33)		(.33)		(.35)	(.34)

Net asset value, end of period	$ 10.22	$ 9.71		$ 9.82		$ 9.55	$ 9.13

Total Return
Total investment return based on net asset value(c)	8.53%	2.37%		6.43%		8.69%	(3.14	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,997	$2,982		$4,878		$8,174	$13,898
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.57%	1.57%		1.57	%(d)	1.57%	1.57%
Expenses, before waivers/reimbursements	1.68%	1.68%		1.68	%(d)	1.71%	1.72%
Net investment income(a)	3.02%	3.39%		3.37	%(d)	3.82%	3.44%
Portfolio turnover rate	14%	0	%(f)	9%		8%	32%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	145

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	New Jersey Portfolio
	Class C
	Year Ended September 30,
	2012	2011		2010		2009	2008

Net asset value, beginning of period	$ 9.72	$ 9.82		$ 9.56		$ 9.13	$ 9.76

Income From Investment Operations
Net investment income(a)(b)	.30	.32		.32		.34	.33
Net realized and unrealized gain (loss) on investment transactions	.52	(.09)		.27		.44	(.62)

Net increase (decrease) in net asset value from operations	.82	.23		.59		.78	(.29)

Less: Dividends
Dividends from net investment income	(.31)	(.33)		(.33)		(.35)	(.34)

Net asset value, end of period	$ 10.23	$ 9.72		$ 9.82		$ 9.56	$ 9.13

Total Return
Total investment return based on net asset value(c)	8.52%	2.47%		6.31%		8.81%	(3.14)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,604	$34,224		$38,765		$35,544	$32,332
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.57%	1.57%		1.57	%(d)	1.57%	1.57%
Expenses, before waivers/ reimbursements	1.66%	1.67%		1.67	%(d)	1.69%	1.70%
Net investment income(a)	2.99%	3.39%		3.38	%(d)	3.78%	3.44%
Portfolio turnover rate	14%	0	%(f)	9%		8%	32%

See footnote summary on page 156.

146	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Ohio Portfolio
	Class A
	Year Ended September 30,
	2012	2011	2010		2009	2008

Net asset value, beginning of period	$ 10.21	$ 10.22	$ 10.12		$ 9.44	$ 10.06

Income From Investment Operations
Net investment income(a)(b)	.37	.37	.37		.40	.40
Net realized and unrealized gain (loss) on investment transactions	.38	(.01)	.11		.69	(.62)

Net increase (decrease) in net asset value from operations	.75	.36	.48		1.09	(.22)

Less: Dividends
Dividends from net investment income	(.38)	(.37)	(.38)		(.41)	(.40)

Net asset value, end of period	$ 10.58	$ 10.21	$ 10.22		$ 10.12	$ 9.44

Total Return
Total investment return based on net asset value(c)	7.47%	3.71%	4.89%		11.84%	(2.33)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$120,573	$106,356	$120,702		$112,101	$101,481
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.86%	.85%	.85	%(d)	.85%	.85%
Expenses, net of waivers/reimbursements, excluding interest expense	.85%	.85%	.85	%(d)	.85%	.85%
Expenses, before waivers/reimbursements	.97%	.96%	.99	%(d)	.99%	1.00%
Expenses, before waivers/reimbursements, excluding interest expense	.96%	.96%	.99	%(d)	.99%	1.00%
Net investment income(a)	3.55%	3.65%	3.72	%(d)	4.18%	3.97%
Portfolio turnover rate	27%	8%	3%		3%	7%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	147

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Ohio Portfolio
	Class B
	Year Ended September 30,
	2012	2011	2010		2009	2008

Net asset value, beginning of period	$ 10.20	$ 10.21	$ 10.11		$ 9.43	$ 10.05

Income From Investment Operations
Net investment income(a)(b)	.30	.29	.30		.33	.32
Net realized and unrealized gain (loss) on investment transactions	.38	.01†	.11		.69	(.61)

Net increase (decrease) in net asset value from operations	.68	.30	.41		1.02	(.29)

Less: Dividends
Dividends from net investment income	(.31)	(.31)	(.31)		(.34)	(.33)

Net asset value, end of period	$ 10.57	$ 10.20	$ 10.21		$ 10.11	$ 9.43

Total Return
Total investment return based on net asset value(c)	6.74%	3.00%	4.18%		11.08%	(3.02)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,833	$3,082	$4,991		$8,294	$16,192
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55%	1.55%	1.55	%(d)	1.55%	1.55%
Expenses, net of waivers/reimbursements, excluding interest expense	1.55%	1.55%	1.55	%(d)	1.55%	1.55%
Expenses, before waivers/reimbursements	1.70%	1.68%	1.71	%(d)	1.71%	1.72%
Expenses, before waivers/reimbursements, excluding interest expense	1.69%	1.68%	1.71	%(d)	1.71%	1.72%
Net investment income(a)	2.90%	2.94%	3.03	%(d)	3.50%	3.26%
Portfolio turnover rate	27%	8%	3%		3%	7%

See footnote summary on page 156.

148	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Ohio Portfolio
	Class C
	Year Ended September 30,
	2012	2011		2010		2009	2008

Net asset value, beginning of period	$ 10.20	$ 10.21		$ 10.12		$ 9.43	$ 10.06

Income From Investment Operations
Net investment income(a)(b)	.30	.30		.30		.33	.33
Net realized and unrealized gain (loss) on investment transactions	.39	.00	(e)†	.10		.70	(.63)

Net increase (decrease) in net asset value from operations	.69	.30		.40		1.03	(.30)

Less: Dividends
Dividends from net investment income	(.31)	(.31)		(.31)		(.34)	(.33)

Net asset value, end of period	$ 10.58	$ 10.20		$ 10.21		$ 10.12	$ 9.43

Total Return
Total investment return based on net asset value(c)	6.83%	2.99%		4.06%		11.19%	(3.11	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,943	$41,520		$44,272		$41,008	$37,446
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.56%	1.55%		1.55	%(d)	1.55%	1.55%
Expenses, net of waivers/reimbursements, excluding interest expense	1.55%	1.55%		1.55	%(d)	1.55%	1.55%
Expenses, before waivers/reimbursements	1.67%	1.66%		1.69	%(d)	1.70%	1.71%
Expenses, before waivers/reimbursements excluding interest expense	1.66%	1.66%		1.69	%(d)	1.70%	1.71%
Net investment income(a)	2.86%	2.96%		3.02	%(d)	3.48%	3.27%
Portfolio turnover rate	27%	8%		3%		3%	7%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	149

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Pennsylvania Portfolio
Class A
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.43	$ 10.55	$ 10.28	$ 9.75	$ 10.44

Income From Investment Operations
Net investment income(a)(b)	.37	.40	.40	.41	.41
Net realized and unrealized gain (loss) on investment transactions	.53	(.03)	.27	.53	(.69)

Net increase (decrease) in net asset value from operations	.90	.37	.67	.94	(.28)

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.40)	(.40)	(.41)	(.41)
Distributions from net realized gain on investment transactions	(.01)	(.09)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.38)	(.49)	(.40)	(.41)	(.41)

Net asset value, end of period	$ 10.95	$ 10.43	$ 10.55	$ 10.28	$ 9.75

Total Return
Total investment return based on net asset value(c)	8.74%	3.75%	6.67%	10.00%	(2.80	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$105,045	$101,432	$104,928	$103,024	$93,096
Ratio to average net assets of:
Expenses, net of waiver/ reimbursements	.95%	.95%	.95	%(d)	.95%	.95%
Expenses, before waivers/ reimbursements	.99%	1.00%	1.01	%(d)	1.03%	1.03%
Net investment income(a)	3.44%	3.90%	3.88	%(d)	4.25%	3.99%
Portfolio turnover rate	20%	6%	17%	9%	9%

See footnote summary on page 156.

150	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Pennsylvania Portfolio
Class B
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.43	$ 10.55	$ 10.28	$ 9.75	$ 10.44

Income From Investment Operations
Net investment income(a)(b)	.29	.32	.33	.34	.34
Net realized and unrealized gain (loss) on investment transactions	.53	(.02)	.27	.53	(.69)

Net increase (decrease) in net asset value from operations	.82	.30	.60	.87	(.35)

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.33)	(.33)	(.34)	(.34)
Distributions from net realized gain on investment transactions	(.01)	(.09)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.30)	(.42)	(.33)	(.34)	(.34)

Net asset value, end of period	$ 10.95	$ 10.43	$ 10.55	$ 10.28	$ 9.75

Total Return
Total investment return based on net asset value(c)	7.99%	3.03%	5.93%	9.24%	(3.48)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,699	$3,164	$4,642	$7,135	$11,245
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.65%	1.65%	1.65	%(d)	1.65%	1.65%
Expenses, before waivers/reimbursements	1.71%	1.72%	1.73	%(d)	1.75%	1.75%
Net investment income(a)	2.77%	3.19%	3.18	%(d)	3.57%	3.27%
Portfolio turnover rate	20%	6%	17%	9%	9%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	151

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Pennsylvania Portfolio
Class C
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.44	$ 10.55	$ 10.28	$ 9.75	$ 10.44

Income From Investment Operations
Net investment income(a)(b)	.29	.32	.33	.34	.34
Net realized and unrealized gain (loss) on investment transactions	.52	(.01)	.27	.53	(.69)

Net increase (decrease) in net asset value from operations	.81	.31	.60	.87	(.35)

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.33)	(.33)	(.34)	(.34)
Distributions from net realized gain on investment transactions	(.01)	(.09)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.30)	(.42)	(.33)	(.34)	(.34)

Net asset value, end of period	$ 10.95	$ 10.44	$ 10.55	$ 10.28	$ 9.75

Total Return
Total investment return based on net asset value(c)	7.88%	3.13%	5.93%	9.24%	(3.48)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,555	$25,694	$28,671	$28,583	$30,194
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.65%	1.65%	1.65	%(d)	1.65%	1.65%
Expenses, before waivers/reimbursements	1.69%	1.71%	1.71	%(d)	1.73%	1.74%
Net investment income(a)	2.74%	3.19%	3.17	%(d)	3.55%	3.29%
Portfolio turnover rate	20%	6%	17%	9%	9%

See footnote summary on page 156.

152	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Virginia Portfolio
Class A
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.12	$ 11.07	$ 10.84	$ 10.01	$ 10.68

Income From Investment Operations
Net investment income(a)(b)	.37	.41	.39	.42	.43
Net realized and unrealized gain (loss) on investment transactions	.56	.09	.24	.85	(.66)

Net increase (decrease) in net asset value from operations	.93	.50	.63	1.27	(.23)

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.43)	(.40)	(.44)	(.44)
Distributions from net realized gain on investment transactions	(.06)	(.02)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.44)	(.45)	(.40)	(.44)	(.44)

Net asset value, end of period	$ 11.61	$ 11.12	$ 11.07	$ 10.84	$ 10.01

Total Return
Total investment return based on net asset value(c)	8.55%	4.72%	6.00%	13.03%	(2.33)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$228,317	$189,326	$204,517	$178,412	$141,216
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.72%	.72%	.72	%(d)	.72%	.72%
Expenses, before waivers/reimbursements	.89%	.91%	.92	%(d)	.94%	.96%
Net investment income(a)	3.28%	3.84%	3.64	%(d)	4.17%	4.07%
Portfolio turnover rate	23%	24%	8%	9%	26%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	153

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Virginia Portfolio
Class B
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.10	$ 11.05	$ 10.82	$ 9.99	$ 10.66

Income From Investment Operations
Net investment income(a)(b)	.29	.34	.32	.35	.35
Net realized and unrealized gain (loss) on investment transactions	.56	.08	.24	.85	(.66)

Net increase (decrease) in net asset value from operations	.85	.42	.56	1.20	(.31)

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.35)	(.33)	(.37)	(.36)
Distributions from net realized gain on investment transactions	(.06)	(.02)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.37)	(.33)	(.37)	(.36)

Net asset value, end of period	$ 11.59	$ 11.10	$ 11.05	$ 10.82	$ 9.99

Total Return
Total investment return based on net asset value(c)	7.83%	4.01%	5.29%	12.27%	(3.02)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,083	$3,132	$4,752	$6,578	$11,582
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.42%	1.42%	1.42	%(d)	1.42%	1.42%
Expenses, before waivers/reimbursements	1.61%	1.63%	1.64	%(d)	1.67%	1.67%
Net investment income(a)	2.62%	3.15%	2.96	%(d)	3.55%	3.37%
Portfolio turnover rate	23%	24%	8%	9%	26%

See footnote summary on page 156.

154	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Virginia Portfolio
Class C
Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.09	$ 11.04	$ 10.81	$ 9.98	$ 10.66

Income From Investment Operations
Net investment income(a)(b)	.29	.34	.32	.35	.36
Net realized and unrealized gain (loss) on investment transactions	.57	.08	.24	.85	(.68)

Net increase (decrease) in net asset value from operations	.86	.42	.56	1.20	(.32)

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.35)	(.33)	(.37)	(.36)
Distributions from net realized gain on investment transactions	(.06)	(.02)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.37)	(.33)	(.37)	(.36)

Net asset value, end of period	$ 11.59	$ 11.09	$ 11.04	$ 10.81	$ 9.98

Total Return
Total investment return based on net asset value(c)	7.91%	4.01%	5.29%	12.28%	(3.11)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,102	$61,044	$59,844	$49,137	$36,517
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.42%	1.42%	1.42	%(d)	1.42%	1.42%
Expenses, before waivers/ reimbursements	1.59%	1.61%	1.62	%(d)	1.65%	1.66%
Net investment income(a)	2.59%	3.14%	2.95	%(d)	3.48%	3.38%
Portfolio turnover rate	23%	24%	8%	9%	26%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	155

Financial Highlights

(a)	Net of fees waived and expenses reimbursed by the Adviser.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Amount is less than $.005.

(f)	Amount is less than .5%.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

156	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AllianceBernstein Municipal Income Fund II

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Municipal Income Fund II (comprising, respectively, the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios; collectively, the “Fund”) as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting AllianceBernstein Municipal Income Fund II at September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2012

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	157

Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES

William H. Foulk, Jr.,(1) Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

(Guy) Robert B. Davidson III(2), Senior Vice President

Douglas J. Peebles, Senior Vice President

Michael G. Brooks(2), Vice President

Fred S. Cohen(2), Vice President

Wayne D. Godlin(2) , Vice President

Terrance T. Hults(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolios’ portfolios are made by the Municipal Bond Investment Team. Michael G. Brooks, Fred S. Cohen, (Guy) Robert B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios.

158	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith † 1345 Avenue of the Americas New York, NY 10105 President and Chief Executive Officer 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, ## Chairman of the Board 80 (1998)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	159

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, # 70 (1998)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	100	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

160	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	161

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	None

162	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi- conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	163

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

†	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

164	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

(Guy) Robert B. Davidson III 51	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Douglas J. Peebles 47	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Michael G. Brooks 64	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Fred S. Cohen 54	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Wayne D. Godlin 51	Vice President	Senior Vice President of the Adviser,** since December 2009. Prior thereto, he was an investment manager and a Managing Director of Van Kampen Asset Management with which he had been associated since prior to 2007.

Terrance T. Hults 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.
Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of the ABIS,** with which she has been associated since prior to 2007.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	165

Management of the Fund

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

166	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Municipal Income Fund II (the “Trust”) in respect of the following Portfolios (the “Portfolios”): 2

Arizona Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	The information in the fee evaluation was completed on October 20, 2011 and discussed with the Board of Trustees on November 1-3, 2011.
2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	167

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S.Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Schedule[5]	Portfolio
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Arizona Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio New Jersey Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

3	Jones v. Harris at 1427.
4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.
5	The advisory fees for each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not a combination of any of the Portfolios.

168	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

The Portfolios’ net assets on September 30, 2011 are set forth below:

Portfolio	September 30, 2011 Net Assets ($MM)
Arizona Portfolio	$168.8
Massachusetts Portfolio	$277.2
Michigan Portfolio	$96.3
Minnesota Portfolio	$108.1
New Jersey Portfolio	$155.8
Ohio Portfolio	$151.1
Pennsylvania Portfolio	$130.3
Virginia Portfolio	$253.5
The Portfolios’ Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to each Portfolio. Indicated below are the reimbursement amounts, which the Adviser received from the Portfolios during their most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount	As a % of Average Daily Net Assets
Arizona Portfolio	$87,836	0.04%
Massachusetts Portfolio	$87,499	0.04%
Michigan Portfolio	$83,723	0.07%
Minnesota Portfolio	$85,058	0.07%
New Jersey Portfolio	$78,368	0.05%
Ohio Portfolio	$88,928	0.05%
Pennsylvania Portfolio	$77,683	0.06%
Virginia Portfolio	$100,390	0.04%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratio to the amounts set forth below for each Portfolio’s current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Portfolios’ fiscal year

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	169

The waiver agreement is terminable by the Adviser at the end of the Portfolios’ fiscal year upon at least 60 days written notice. In addition, set forth below are the gross expense ratios of the Portfolios, annualized for the most recent semi-annual period: 6

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (3/31/11)[7]		Fiscal Year End
Arizona Portfolio	Class A Class B Class C	0.78 1.48 1.48	% % %	0.94 1.66 1.65	% % %	September 30

Massachusetts Portfolio	Class A Class B Class C	0.82 1.52 1.52	% % %	0.90 1.62 1.61	% % %	September 30

Michigan Portfolio	Class A Class B Class C	1.01 1.71 1.71	% % %	1.03 1.76 1.74	% % %	September 30

Minnesota Portfolio	Class A Class B Class C	0.90 1.60 1.60	% % %	1.00 1.76 1.71	% % %	September 30

New Jersey Portfolio	Class A Class B Class C	0.87 1.57 1.57	% % %	0.97 1.68 1.67	% % %	September 30

Ohio Portfolio	Class A Class B Class C	0.85 1.55 1.55	% % %	0.97 1.70 1.67	% % %	September 30

Pennsylvania Portfolio	Class A Class B Class C	0.95 1.65 1.65	% % %	1.01 1.73 1.71	% % %	September 30

Virginia Portfolio	Class A Class B Class C	0.72 1.42 1.42	% % %	0.92 1.63 1.62	% % %	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel

6	Semi-annual total expense ratios are unaudited.
7	Annualized.

170	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolios.8 With respect to the Portfolios, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as

8

The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	171

the Portfolios. The Adviser does manage separately managed accounts that invest principally in municipal securities, but those mandates have a substantially lower risk profile (credit and interest rate risk) than that of the Portfolios.

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)10 and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

172	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

The original EGs for certain of the Portfolios had an insufficient number of peers. Consequently, Lipper expanded these Portfolios’ EGs to include peers that have a similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[12]	Lipper Exp. Group Median	Rank
Arizona Portfolio[13],[14]	0.450	0.550	2/11
Massachusetts Portfolio[14]	0.450	0.497	2/9
Michigan Portfolio [13]	0.450	0.545	2/11
Minnesota Portfolio[13],[14]	0.450	0.545	2/13
New Jersey Portfolio[14]	0.450	0.521	2/8
Ohio Portfolio[13],[14]	0.450	0.495	2/10
Pennsylvania Portfolio[14]	0.450	0.478	2/9
Virginia Portfolio[13],[14]	0.450	0.490	3/11

However, because Lipper had expanded the certain of the Portfolios EGs, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.15 Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of the Portfolios’ EGs and EUs. The Portfolios’ total expense ratio rankings are also shown.

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Arizona Portfolio[17]	0.779	0.805	5/12	0.793	38/80
Massachusetts Portfolio	0.819	0.835	4/10	0.843	5/13
Michigan Portfolio[17]	1.009	0.806	12/12	0.802	45/49
Minnesota Portfolio[17]	0.899	0.835	9/14	0.810	74/100
New Jersey Portfolio	0.869	0.802	9/9	0.796	11/12
Ohio Portfolio[17]	0.849	0.813	7/11	0.810	22/33
Pennsylvania Portfolio	0.949	0.791	8/10	0.791	13/16
Virginia Portfolio[17]	0.719	0.792	2/12	0.802	8/41

12	The contractual management fees for the Portfolios do not reflect any expense reimbursements made by the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fees do not reflect any management waivers for expense caps that effectively reduce the contractual management fee.

13	The Portfolio’s EG was expanded by Lipper.

14	One of the Portfolio’s EG peer is excluded from the contractual management fee comparison because Lipper is unable to calculate the peer’s contractual management fee because of the gross income component in the peer’s advisory fee schedule.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Most recently completed fiscal year Class A share total expense ratio.

17	The Portfolio’s EG and EU were expanded by Lipper.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	173

Based on this analysis, except for Virginia Portfolio, which has a more favorable ranking on a total expense ratio basis than on a management fee basis, the Portfolios have a more favorable ranking on a management fee basis than on a total expense basis

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolios decreased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

174	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
Arizona Portfolio	$131
Massachusetts Portfolio	$0
Michigan Portfolio	$362
Minnesota Portfolio	$128
New Jersey Portfolio	$857
Ohio Portfolio	$146
Pennsylvania Portfolio	$89
Virginia Portfolio	$714

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
Arizona Portfolio	$904,318	$6,082
Massachusetts Portfolio	$1,142,192	$18,647
Michigan Portfolio	$607,537	$9,015
Minnesota Portfolio	$505,123	$4,475
New Jersey Portfolio	$769,443	$23,718
Ohio Portfolio	$828,248	$12,802
Pennsylvania Portfolio	$644,949	$3,854
Virginia Portfolio	$1,157,180	$19,727

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	ABIS Fee
Arizona Portfolio	$29,653
Massachusetts Portfolio	$43,997
Michigan Portfolio	$33,583
Minnesota Portfolio	$25,943
New Jersey Portfolio	$41,123
Ohio Portfolio	$36,095
Pennsylvania Portfolio	$37,162
Virginia Portfolio	$37,361

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	175

on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $402 billion as of September 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of data used in the presentation and the changes experienced in the industry over the last four years.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

176	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings22 of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended July 31, 2011.24

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Arizona Portfolio
1 year	3.02	2.71	2.71	1/3	4/9
3 year	4.86	5.11	4.88	3/3	6/9
5 year	4.17	4.17	4.04	2/3	2/8
10 year	4.55	4.38	4.25	1/3	1/8

Massachusetts Portfolio
1 year	2.40	2.19	2.21	3/10	4/13
3 year	5.08	5.06	5.04	4/10	5/13
5 year	4.49	4.19	4.14	2/10	2/13
10 year	4.34	4.42	4.38	7/10	7/12

Michigan Portfolio
1 year	2.78	N/A	2.57	N/A	2/7
3 year	4.73	N/A	4.53	N/A	3/7
5 year	4.00	N/A	3.91	N/A	2/7
10 year	4.52	N/A	4.20	N/A	1/6

Minnesota Portfolio
1 year	2.96	2.96	3.09	3/5	8/12
3 year	4.66	5.09	5.21	5/5	12/12
5 year	4.09	4.16	4.24	4/5	9/11
10 year	4.35	4.35	4.38	3/5	8/11

New Jersey Portfolio
1 year	2.76	2.48	2.29	2/9	3/12
3 year	4.47	5.13	5.02	7/9	10/12
5 year	3.88	3.81	3.95	4/8	7/11
10 year	3.70	4.17	4.27	6/8	9/11

Ohio Portfolio
1 year	3.36	2.66	2.49	1/5	3/13
3 year	4.78	4.42	4.44	1/4	4/12
5 year	4.21	3.74	4.00	2/4	4/12
10 year	4.30	4.09	4.13	1/4	3/10

22	The performance returns and rankings of the Portfolios are for the Portfolios’ Class A shares. It should be noted that performance returns of the Portfolios were provided by Lipper.

23	A Portfolio’s PG/PU may not necessarily be identical to its respective EG/EU, as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

24	The current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	177

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Pennsylvania Portfolio
1 year	3.26	2.44	2.48	2/10	2/16
3 year	4.75	4.75	5.02	5/10	10/16
5 year	3.97	3.99	3.97	6/10	8/15
10 year	4.38	4.23	4.38	4/10	8/15

Virginia Portfolio
1 year	4.32	2.68	2.49	1/4	1/8
3 year	5.58	5.18	4.78	2/4	2/8
5 year	4.53	4.23	3.98	1/4	1/8
10 year	4.79	4.45	4.30	1/4	1/7

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolios (in bold)25 versus their benchmarks.26 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 27

	Periods Ending July 31, 2011 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Arizona Portfolio	3.02	4.78	4.12	4.53	5.59	4.11	0.59	10
Barclays Capital Municipal Bond Index	3.24	5.81	4.90	4.94	5.80	4.65	0.61	10
Inception Date: June 1, 1994

Massachusetts Portfolio	2.40	5.01	4.44	4.32	5.80	4.11	0.54	10
Barclays Capital Municipal Bond Index	3.24	5.81	4.90	4.94	5.78	4.65	0.61	10
Inception Date: March 29, 1994

25	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.

26	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2011.

27	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

178	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

	Periods Ending July 31, 2011 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Michigan Portfolio	2.78	4.66	3.95	4.50	5.59	3.93	0.61	10
Barclays CapitalMunicipal Bond Index	3.24	5.81	4.90	4.94	5.50	4.65	0.61	10
Inception Date: February 25, 1994
Minnesota Portfolio	2.96	4.58	4.04	4.33	4.94	4.12	0.54	10
Barclays Capital Municipal Bond Index	3.24	5.81	4.90	4.94	5.48	4.65	0.61	10
Inception Date: June 25, 1993

New Jersey Portfolio	2.77	4.39	3.83	3.68	4.71	4.69	0.35	10
Barclays Capital Municipal Bond Index	3.24	5.81	4.90	4.94	5.48	4.65	0.61	10
Inception Date: June 25, 1993

Ohio Portfolio	3.36	4.78	4.21	4.31	4.98	4.12	0.53	10
Barclays Capital Municipal Bond Index	3.24	5.81	4.90	4.94	5.48	4.65	0.61	10
Inception Date: June 25, 1993

Pennsylvania Portfolio	3.26	4.67	3.92	4.36	5.15	4.19	0.54	10
Barclays Capital Municipal Bond Index	3.24	5.81	4.90	4.94	5.48	4.65	0.61	10
Inception Date: June 25, 1993

Virginia Portfolio	4.32	5.58	4.53	4.79	5.86	4.13	0.64	10
Barclays Capital Municipal Bond Index	3.24	5.81	4.90	4.94	5.75	4.65	0.61	10
Inception Date: April 29, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	179

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

180	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	181

NOTES

182	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	183

NOTES

184	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MIFII-0151-0912

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Arizona Portfolio	2011	$26,880	$253	$12,467
	2012	$26,880	$63	$12,467
Massachusetts Portfolio	2011	$26,880	$253	$12,467
	2012	$26,880	$63	$12,467
Michigan Portfolio	2011	$26,880	$253	$12,467
	2012	$26,880	$63	$12,467
Minnesota Portfolio	2011	$26,880	$253	$12,467
	2012	$26,880	$63	$12,467
New Jersey Portfolio	2011	$26,880	$253	$12,467
	2012	$26,880	$63	$12,467
Ohio Portfolio	2011	$26,880	$253	$12,467
	2012	$26,880	$63	$12,467
Pennsylvania Portfolio	2011	$26,880	$253	$12,467
	2012	$26,880	$63	$12,467
Virginia Portfolio	2011	$26,880	$253	$12,467
	2012	$26,880	$63	$12,467

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Arizona Portfolio	2011	$801,468	$12,720
			$(253)
			$(12,467)
	2012	$631,170	$12,530
			$(63)
			$(12,467)
Massachusetts Portfolio	2011	$801,468	$12,720
			$(253)
			$(12,467)
	2012	$631,170	$12,530
			$(63)
			$(12,467)
Michigan Portfolio	2011	$801,468	$12,720
			$(253)
			$(12,467)
	2012	$631,170	$12,530
			$(63)
			$(12,467)
Minnesota Portfolio	2011	$801,468	$12,720
			$(253)
			$(12,467)
	2012	$631,170	$12,530
			$(63)
			$(12,467)
New Jersey Portfolio	2011	$801,468	$12,720
			$(253)
			$(12,467)
	2012	$631,170	$12,530
			$(63)
			$(12,467)
Ohio Portfolio	2011	$801,468	$12,720
			$(253)
			$(12,467)
	2012	$631,170	$12,530
			$(63)
			$(12,467)
Pennsylvania Portfolio	2011	$801,468	$12,720
			$(253)
			$(12,467)
	2012	$631,170	$12,530
			$(63)
			$(12,467)
Virginia Portfolio	2011	$801,468	$12,720
			$(253)
			$(12,467)
	2012	$631,170	$12,530
			$(63)
			$(12,467)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Municipal Income Fund II

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	November 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	November 21, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	November 21, 2012